Filed under Rule 497(c)
File Nos. 333-152252;
811-04254

HERITAGE INCOME TRUST

Heritage High Yield Bond Fund

880 Carillon Parkway

St. Petersburg, Florida 33716

Special Meeting of Shareholders to be held October 3, 2008

August 19, 2008

Dear Fellow Shareholder:

You are being asked to vote on a proposed reorganization transaction related to your fund, Heritage High Yield Bond Fund, a series of Heritage Income Trust (the “Trust”). If approved by fund shareholders, your fund will be reorganized into the Legg Mason Partners High Income Fund (the “Reorganization”). Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees of the Trust (the “Board”) has called a Special Meeting of Shareholders (the “Meeting”) for your fund to be held on October 3, 2008, at the offices of Heritage Asset Management, Inc. (“Heritage”), 880 Carillon Parkway, St. Petersburg, Florida 33716, at 10:00 a.m., Eastern time, in order to vote on the proposed Reorganization. The attached Proxy Statement/Prospectus asks for your approval of the proposed Agreement and Plan of Reorganization that provides for the Reorganization. After careful consideration, the Board recommends that you vote “FOR” the proposed Reorganization.

In considering the proposed Reorganization, you should note:

•	Same Investment Objective and Similar Investment Strategies

Legg Mason Partners High Income Fund has the same investment objective as your fund and investment strategies similar to those of your fund.

•	Same Investment Subadviser

Western Asset Management Company currently serves as the subadviser to your fund and, together with its affiliate, Western Asset Management Company Limited, also serves as a subadviser to Legg Mason Partners High Income Fund.

•	Same Aggregate Value of Shares

The Legg Mason Partners High Income Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of your fund’s shares that you hold immediately prior to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.

•	Reasons for the Reorganization

After considering the viability of your fund in light of its current size and limited prospects for future asset growth, Heritage, your fund’s investment adviser, recommended the proposed Reorganization to the Board. The Board, after reviewing and considering a number of factors relating to Legg Mason Partners High Income Fund, its investment manager, Legg Mason Partners Fund Advisor, LLC, its subadvisers, Western Asset Management Company and Western Asset Management Company Limited, and the Legg Mason Partners Fund Family, determined that the Reorganization is in the best interest of the shareholders of your fund.

To see how the Reorganization will affect your fund, please carefully review the enclosed Proxy Statement/Prospectus where you will find information on the expenses, investment policies and services relating to Legg Mason Partners High Income Fund.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the Proxy Card for voting on the internet or by touch-tone telephone.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Stephen G. Hill, President

Heritage Income Trust

HERITAGE INCOME TRUST

Heritage High Yield Bond Fund

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into Legg Mason Partners High Income Fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, below is a brief overview of the proposed reorganization. Please refer to the more complete information contained in the Proxy Statement/Prospectus about the reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of Trustees of Heritage Income Trust (the “Trust” and such Board, the “Board”) has approved a reorganization, subject to shareholder approval, under which your fund, Heritage High Yield Bond Fund, a series of the Trust, would be reorganized into Legg Mason Partners High Income Fund (the “surviving fund”), a series of Legg Mason Partners Income Trust (the “Reorganization”). If shareholders of your fund approve the Reorganization, you will become a shareholder of the surviving fund.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the Reorganization is approved, your fund will transfer all of its assets to the surviving fund, the surviving fund will assume your fund’s stated liabilities and you will become a shareholder of the surviving fund. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own immediately prior to the Reorganization.

Legg Mason Partners Fund Advisor, LLC, the investment manager of the surviving fund and most of the funds in the Legg Mason Partners Fund Family (“LMPFA”), will serve as the investment manager to the surviving fund after the Reorganization. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited, the surviving fund’s investment subadvisers, will be responsible for the day-to-day management of the surviving fund after the Reorganization as the fund’s subadvisers.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. Your fund’s investment manager, Heritage Asset Management, Inc. (“Heritage”), considered the viability of your fund in light of its current size ($33.5 million as of March 31, 2008) and limited prospects for future asset growth. After exploring various strategies to expand the fund’s asset base, Heritage concluded that the best available alternative for fund shareholders would be to reorganize the fund into a larger fund that offers the potential for greater economies of scale with the same investment objective and similar investment strategies. After review and evaluation of possible reorganization candidates, Heritage ultimately recommended to the Board that your fund reorganize into the surviving fund, a fund with the same investment objective and similar investment strategies to those of your fund, but which is much larger ($539.0 million as of March 31, 2008) and has provided stronger returns for its shareholders. In making its recommendation, Heritage also considered the continuity of investment management services. In this respect, your fund’s subadviser, Western Asset, also serves as a subadviser to the surviving fund. The Board, after careful consideration of these and other factors, approved the Reorganization and is now recommending it to you.

Q.	ARE THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES SIMILAR TO THOSE OF THE SURVIVING FUND?

A. Generally, yes. Heritage recommended and the Board approved the Reorganization based on, among other factors, its evaluation of the compatibility of your fund’s investment objective and policies with those of the surviving fund. Your fund and the surviving fund have the same investment objective—to seek high current income—and similar investment strategies. There are, however, certain differences in principal investment policies and strategies and principal risks between your fund and the surviving fund. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following provides a brief summary of some of the more significant differences, as considered by your fund’s Board:

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Your fund may invest up to 20% of its assets in foreign debt securities, including emerging market securities, while the surviving fund may invest up to 40% of its assets in foreign debt securities, including those in developing countries.

•	Your fund normally holds securities of fewer issuers than other, more diversified funds, while the surviving fund diversifies its investments across a broader range of issuers.

•	Your fund may use derivatives to a limited extent, while the surviving fund may use derivatives more extensively.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The following illustrates the effect of the Reorganization on your fund’s fees and expenses:

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Class A shareholders of your fund will receive Class A shares of the surviving fund. As of March 31, 2008, Class A shares of the surviving fund have lower total operating expenses than your fund’s Class A shares.

•

Class C shareholders of your fund will receive Class C shares of the surviving fund. As of March 31, 2008, Class C shares of the surviving fund have lower total operating expenses than your fund’s Class C shares.

•

If you purchase additional Class A or Class C shares of the surviving fund after the Reorganization, those purchases will be subject to the sales load structure of the surviving fund (including applicable sales load waivers and discounts). However, shares received on dividend reinvestment will not be subject to a sales charge. The maximum sales charge (load) for Class A shares of your fund is 3.75% of the offering price, while the maximum sales charge (load) for Class A shares of the surviving fund is 4.25% of the offering price. The maximum contingent deferred sales charge (load) for Class C shares of your fund and the surviving fund is 1.00% (but only if you sell the shares less than one year after purchase).

•	The management fee of the surviving fund (0.60%) is higher than the current management fee of your fund (0.45%).

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the surviving fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. You will receive shares of the surviving fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the Reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the Reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange. This will be a taxable event and may result in your recognizing gain or loss.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. You will receive Class A shares or Class C shares of the surviving fund if you currently hold Class A shares or Class C shares of your fund, respectively.

However, as noted above, if you purchase Class A shares after the Reorganization, other than through dividend reinvestment, you will be subject to the sales loads applicable to the surviving fund as set forth briefly above and explained more fully in “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and Appendix B, “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information,” in this Proxy Statement/Prospectus.

Q.	CAN I PURCHASE ADDITIONAL SHARES OF THE FUND PRIOR TO THE REORGANIZATION?

A. No. As of July 31, 2008, your fund was closed to new purchases and exchanges.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. However, if your fund sells securities before the Reorganization at a gain, it will distribute that gain to its shareholders in a taxable distribution. As a condition to the closing of the Reorganization, your fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free transaction for federal income tax purposes. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should consult with your tax advisor about any state, local and other tax consequences of the Reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Heritage and LMPFA will share the costs related to the Reorganization.

Q.	HOW DOES THE FUND’S BOARD RECOMMEND THAT I VOTE?

A. The Board, including all of the independent Trustees, unanimously recommends that you vote FOR the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the Reorganization, then you will remain a shareholder of your fund. The Board would then consider other alternatives for your fund, which may include liquidation.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF THE FUND EXPECTED TO HAPPEN?

A. The Reorganization, if approved by shareholders of your fund, is expected to occur on or about October 10, 2008.

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote either online via the Internet or by touch-tone telephone, as follows:

To vote by Internet:	To vote by touch-tone telephone:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Go to the website that appears on your proxy card.	(2) Call the toll-free number that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on July 10, 2008, you are entitled to vote those shares. Even if you are no longer a shareholder of the fund, it is important that you vote.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., your fund’s proxy solicitor, at 866-586-0633.

Your vote is important. To avoid the additional expense of further solicitation, we ask your cooperation in voting your shares promptly, no matter how large or small your holdings may be.

HERITAGE INCOME TRUST

Heritage High Yield Bond Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 3, 2008

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of the Heritage High Yield Bond Fund (the “Target Fund”), will be held at the offices of Heritage Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, on October 3, 2008, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of the stated liabilities of the Target Fund, in exchange for shares of Legg Mason Partners High Income Fund to be distributed to the shareholders of the Target Fund, and (ii) the subsequent termination of the Target Fund; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record of the Target Fund at the close of business on July 10, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

1. Internet: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card. Follow the instructions found on the website;

2. Telephone: Have your proxy card available. Vote by telephone by calling the toll-free number on your proxy card. Enter the control number from your proxy card and follow the instructions provided. A confirmation of your telephone vote will be mailed to you; or

3. Mail: Vote, sign, date and return your proxy card in the enclosed postage-paid envelope.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE OVER THE INTERNET OR BY TELEPHONE.

By Order of the Board of Trustees,

Andrea N. Mullins
Secretary
Heritage Income Trust

August 19, 2008

PROXY STATEMENT/PROSPECTUS

August 19, 2008

PROXY STATEMENT FOR:

HERITAGE INCOME TRUST

Heritage High Yield Bond Fund

(the “Target Fund”)

880 Carillon Parkway

St. Petersburg, Florida 33716

1-800-421-4184

PROSPECTUS FOR:

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners High Income Fund

(the “Acquiring Fund” and, with the Target Fund, collectively called the “Funds”)

55 Water Street

New York, New York 10041

1-800-451-2010

This Proxy Statement/Prospectus sets forth information about the Acquiring Fund that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) overseeing the Target Fund for a Special Meeting of Shareholders of the Target Fund (the “Meeting”). The Meeting will be held on October 3, 2008 at 10:00 a.m., Eastern time, at the offices of Heritage Asset Management, Inc. (“Heritage”), 880 Carillon Parkway, St. Petersburg, Florida 33716. At the Meeting, shareholders of the Target Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of the stated liabilities of the Target Fund, in exchange for shares of the Acquiring Fund to be distributed to the shareholders of the Target Fund (the “Reorganization”), and (ii) the subsequent termination of the Target Fund; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets of the Target Fund, a series of Heritage Income Trust, to and the assumption of the stated liabilities of the Target Fund by the Acquiring Fund, a series of Legg Mason Partners Income Trust, in exchange for shares of the Acquiring Fund. The shares of the Acquiring Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund. The Target Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled. Each shareholder will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Target Fund would be terminated.

As a shareholder of the Target Fund, you are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because the Reorganization will result in shareholders of the Target Fund holding shares of the Acquiring Fund, this Proxy Statement/Prospectus also serves as a Prospectus for the Acquiring Fund.

If the Reorganization is approved, Class A shareholders of the Target Fund will receive Class A shares of the Acquiring Fund and Class C shareholders of the Target Fund will receive Class C shares of the Acquiring Fund. No sales charge will be imposed on the Class A or Class C shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. For more information about the classes of shares offered by the Funds, see “Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

The Reorganization is being structured as a tax-free reorganization for federal income tax purposes. See “Information about the Proposed Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Each Fund is a series of an open-end management investment company. The investment objective of the Funds is the same and the principal investment strategies of the Target Fund are similar to those of the Acquiring Fund. In addition, Western Asset Management Company, the subadviser of the Target Fund and a subadviser to the Acquiring Fund, along with Western Asset Management Company Limited, will provide day-to-day portfolio management of the Acquiring Fund as subadviser of the Acquiring Fund. Please see “Comparison of Investment Objectives, Principal Investment Strategies and Management” in Appendix C to this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth the information about the Acquiring Fund that a prospective investor should know before investing in the Acquiring Fund. A Statement of Additional Information (the “Reorganization SAI”) dated August 19, 2008 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquiring Fund at the address listed above or calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

For more information regarding the Funds, see the current prospectus of the Target Fund and statements of additional information of the Funds, which have been filed with the SEC on the dates listed in Appendix K to this Proxy Statement/Prospectus and are incorporated herein by reference.

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The most recent annual report and the semi-annual report next succeeding such annual report, if any, for each Fund, which highlight certain important information, such as investment performance and expenses and financial information and which have been filed with the SEC, are incorporated herein by reference. You may request a copy of each Fund’s prospectus, statement of additional information, annual report and semi-annual report by contacting Legg Mason Partners Shareholder Services at 1-800-451-2010 (for the Acquiring Fund) or Heritage Family of Funds at 1-800-421-4184 (for the Target Fund), by writing to the Acquiring Fund at 55 Water Street, New York, New York 10041 or to the Target Fund at P.O. Box 33022, St. Petersburg, Florida 33716, or by visiting the applicable Fund’s website at www.leggmason.com/individualinvestors (for the Acquiring Fund) or www.heritagefunds.com (for the Target Fund).

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Target Fund has been provided by, and is included herein in reliance upon, the Target Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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I

II

SUMMARY

This section serves as a summary of, and is qualified in its entirety by reference to, the additional information contained elsewhere in this Proxy Statement and Prospectus (this “Proxy Statement/Prospectus”) and the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the form of which is attached to this Proxy Statement/Prospectus as Appendix A. Please refer to that additional information for important details regarding the Proposal.

Proposed Reorganization

At separate meetings held on July 7, 2008 and on June 18, 2008, the Board of Trustees of Heritage Income Trust (such Trust, the “Heritage Trust” and such Board, the “Heritage Trust Board”) and the Board of Trustees of Legg Mason Partners Income Trust (such Trust, the “Legg Mason Trust” and such Board, the “Legg Mason Trust Board”), respectively, including all of the Board members who are not “interested persons” of either Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), discussed the proposed Reorganization. The Heritage Trust Board had also previously considered the proposed Reorganization at a meeting held on May 13, 2008. At the meeting held on July 7, 2008, the Independent Board Members of the Heritage Trust Board requested and received from the Acquiring Fund’s investment manager, Legg Mason Partners Fund Advisors, LLC (“LMPFA”), information regarding the proposed Reorganization. Upon consideration of the information provided, the Heritage Trust Board and its Independent Board Members unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1.	the transfer of all of the assets to and the assumption of the stated liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund;

2.	the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

3.	the termination of the Target Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by the shareholders of the Target Fund, is scheduled to be effective as of the close of business on October 10, 2008, or on such later date as the parties may agree (the “Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Closing Date. Class A shareholders of the Target Fund will receive Class A shares of the Acquiring Fund, and Class C shareholders of the Target Fund will receive Class C shares of the Acquiring Fund. See “Information about the Proposed Reorganization” below. For more information about the Class A and Class C shares of the Target and Acquiring Funds, see “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Heritage Trust Board, including all of its Independent Board Members, has concluded that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The Heritage Trust Board is now submitting the Reorganization Agreement to the shareholders of the Target Fund and recommends that shareholders of the Target Fund vote “FOR” the Reorganization Agreement. The Legg Mason Trust Board, including all of its Independent Board Members, has also approved the Reorganization on behalf of the Acquiring Fund.

For the Target Fund, approval of the Reorganization will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Target Fund. See “Voting Information” below.

As a condition to the closing of the Reorganization, each Trust must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, subject to the limited exceptions described below under the heading “Information about the Proposed Reorganization—Federal Income Tax Consequences,” it is expected that neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of such shareholder’s Target Fund shares. For more information about the federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization—Federal Income Tax Consequences” below.

A small portion (less than 1%) of the portfolio assets of the Target Fund is expected to be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s tax basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryovers, will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the Target Fund’s taxable year that ends on the Closing Date, and such distributions will be taxable to shareholders. In addition, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of the net investment income and net capital gain realized in the normal course of its operations and not previously distributed for taxable years ending on or prior to the Closing Date. The transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund.

Certain Defined Terms Used in this Proxy Statement/Prospectus

The Target Fund is a series of a Massachusetts business trust. The Acquiring Fund is a series of a Maryland business trust. For ease of reference and clarity of presentation, beneficial interests in the Target Fund and beneficial interests in the Acquiring Fund are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders” and the Legg Mason Trust’s Declaration of Trust, which governs the Acquiring Fund (among others) and the Heritage Trust’s Declaration of Trust, which governs the Target Fund (among others), each as amended and supplemented, are each referred to herein as a “declaration of trust.”

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

This section will help you compare the investment objectives, principal investment strategies and principal risks of the Funds. Please be aware that this is only a brief discussion. More detailed comparisons of the Funds, including their investment restrictions, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C to this Proxy Statement/Prospectus. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote. The principal investment strategies of the Acquiring Fund will apply to the Acquiring Fund following the Reorganization. More information can be found in each Fund’s prospectus and statement of additional information.

The Funds have the same investment objective—to seek high current income.

Both Funds anticipate that the securities purchased will be substantially lower-rated securities. Under normal market conditions, the Target Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in lower-rated bonds (commonly known as “junk bonds” or “high yield securities”) and other fixed-income securities that focus on delivering high income or, if not rated, securities deemed to be of comparable quality by the Target Fund’s portfolio managers. Similarly, under normal market conditions, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are also commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the Acquiring Fund’s portfolio managers to be of similar credit quality. Therefore, both Funds anticipate that the securities purchased will be substantially lower-rated securities.

Most of the securities in which the Target Fund invests are rated B or lower by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). Similarly, the Acquiring Fund may invest without limitation in securities rated lower than B by Moody’s and/or by S&P or if unrated, determined by the Acquiring Fund’s portfolio managers to be of comparable quality.

The Target Fund may invest up to 20% of its assets in foreign debt securities, including emerging market securities. The Acquiring Fund may invest up to 40% of its assets in foreign debt securities, including emerging market securities.

The Target Fund normally holds securities of fewer issuers than other, more diversified funds, while the Acquiring Fund diversifies its investments across a broader range of issuers, industries and maturity dates.

Under normal market conditions, each Fund expects to maintain an average weighted portfolio maturity of between 5 to 10 years.

The Target Fund may use derivatives for hedging and investment purposes to a limited extent. The Acquiring Fund may, but need not, to a greater extent use derivatives, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets, as a substitute for buying or selling securities, as a cash flow management technique and to enhance returns. The Acquiring Fund is not limited to investing in options for hedging purposes and has no specified limit on the amount it can invest in options. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Acquiring Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Acquiring Fund. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund is not using derivatives to a significant degree.

The Acquiring Fund may invest in mortgage-backed and asset-backed securities. The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Although not a principal investment strategy of the Target Fund, the Target Fund, with approval of the Heritage Trust Board, may invest in mortgage-backed and asset-backed securities.

Instead of investing directly in particular securities, the Acquiring Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The Acquiring Fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures. Although not a principal investment strategy of the Target Fund, the Target Fund may invest in derivatives, including credit default swaps.

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions. As a temporary defensive measure, the Target Fund may invest up to 100% of its net assets in: (i) money market instruments, including securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby; (ii) bank certificates of deposit and banker’s acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper; and (iii) other long- and short-term debt instruments that are rated A or higher by Moody’s or S&P. The Acquiring Fund may take temporary defensive positions by investing some or all of its assets in any type of money market instruments and short-term debt securities or cash.

The primary differences between the investment strategies of the Funds are as follows:

•

The Target Fund may invest up to 20% of its assets in foreign debt securities, including emerging market securities, while the Acquiring Fund may invest up to 40% of its assets in foreign debt securities, including emerging market securities.

•	The Target Fund normally holds securities of fewer issuers than other, more diversified funds, while the Acquiring Fund diversifies its investments across a broader range of issuers.

•	The Target Fund may use derivatives to a limited extent, while the Acquiring Fund may use derivatives more extensively.

Because the Funds have the same investment objective and similar investment strategies, they are subject to similar principal risks. The risks of the Funds, however, differ as follows:

•	The Target Fund is subject to focused holdings risk, while the Acquiring Fund is not.

•	The Acquiring Fund is subject to risks related to the investments in foreign securities, in general, and emerging markets, in particular, to a greater extent than the Target Fund.

•	The Acquiring Fund’s ability to use derivatives more extensively, especially for non-hedging purposes, may subject the Acquiring Fund to derivatives risk to a greater extent than the Target Fund.

•	The Acquiring Fund is subject to the risks associated with investment in mortgage-backed and asset-backed securities to a greater extent than the Target Fund.

•	The Acquiring Fund is subject to credit default swap risk to a greater extent than the Target Fund.

Effect on Expenses

This section summarizes the effect on the fees and expenses of the Target Fund in the Reorganization.

Class A shareholders of the Target Fund will receive Class A shares of the Acquiring Fund. Class C shareholders of the Target Fund will receive Class C shares of the Acquiring Fund.

As a result of the Reorganization, total annual operating expenses paid by Target Fund Class A shareholders are expected to decline from 1.65% (before giving effect to the contractual fee waiver in effect for the Target Fund through February 28, 2009) and 1.20% (after giving effect to the contractual fee waiver in effect for the Target Fund through February 28, 2009) to 0.92%. Total annual operating expenses paid by Target Fund Class C shareholders are similarly expected to decline from 2.18% (before giving effect to the contractual fee waiver in effect for the Target Fund through February 28, 2009) and 1.79% (after giving effect to the contractual fee waiver in effect for the Target Fund through February 28, 2009) to 1.39% (before giving effect to the contractual fee waiver and/or expense reimbursement in effect for Class C shares of the Acquiring Fund through December 1, 2008) and 1.38% (after giving effect to the contractual fee waiver and/or expense reimbursement in effect for Class C shares of the Acquiring Fund through December 1, 2008). If the Reorganization is not approved by Target Fund shareholders, the contractual fee waiver provided by Heritage in effect for the Target Fund will remain in effect until February 28, 2009. These contractual fee waivers are subject to exceptions for interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends and extraordinary expenses, and includes offset expense arrangements with the Target Fund’s custodian. Any reimbursement of Fund expenses or reduction in Heritage’s investment advisory fees is subject to reimbursement by the Fund within the following two fiscal years and any additional periods if overall expenses fall below these percentage limitations. The total annual operating expenses paid by Target Fund Class A shareholders and Class C shareholders indicated above equaling 1.20% and 1.79%, respectively, also include a non-contractual 0.08% fee recovery paid by the Fund to Heritage for the fiscal year ended October 31, 2007. Without the effect of these recovered fees previously waived by Heritage, the total annual operating expenses of the Target Fund would have been lower. If the Reorganization is not approved by Target Fund shareholders, the Target Fund may be required to make similar fee reimbursements to Heritage in the future. LMPFA has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 1.38% for Class C shares through December 1, 2008. Without the effect of this contractual fee waiver and/or expense reimbursement, total annual operating expenses for the Acquiring Fund’s Class C shares would have been higher.

Comparison of Fees and Expenses

The tables below (1) compare the estimated fees of each class of shares of each Fund as of March 31, 2008, and (2) show the estimated fees and expenses of the Class A and Class C shares of the combined Acquiring Fund, on a pro forma basis, as if the Reorganization occurred on March 31, 2008. The estimates for each Fund are based on contracts and agreements in effect as of March 31, 2008 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of March 31, 2008. Accordingly, the actual fees and expenses of each class of each Fund and the combined Acquiring Fund as of the Closing Date of the Reorganization may differ from those reflected in the table below due to changes in net assets from those at March 31, 2008.

Changes in net assets may result from purchases and redemptions of Fund shares, market appreciation or depreciation, and other factors occurring between March 31, 2008 and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Target Fund’s or Acquiring Fund’s net assets will be borne by the shareholders of that Fund and the combined Acquiring Fund. For information concerning the net assets of each Fund and class as of March 31, 2008, please see “Capitalization” below.

FEE TABLE AND EXPENSE EXAMPLE

The estimated expenses of the Target Fund, Heritage High Yield Bond Fund, and the Acquiring Fund, Legg Mason Partners High Income Fund, as of March 31, 2008, and pro forma expenses of the combined Acquiring Fund following the proposed Reorganization are set forth below.

	Pre-Reorganization						Pre-Reorganization
	Heritage High Yield Bond Fund		Legg Mason Partners High Income Fund		Combined Legg Mason Partners High Income Fund Pro Forma		Heritage High Yield Bond Fund		Legg Mason Partners High Income Fund		Combined Legg Mason Partners High Income Fund Pro Forma
	Class A*		Class A		Class A		Class C†		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of the offering price)	3.75%		4.25%		4.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	None	(a)	None	(b)	None	(b)	1.00%		1.00%		1.00%
Redemption Fee	None		None		None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.60%		0.60%		0.45%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	0.25	%(c)	0.25%		0.25%		0.80%		0.70%		0.70%
Other Expenses	0.95%		0.07	%(d)	0.07	%(d)	0.93%		0.09	%(d)	0.09	%(d)
Recouped Fees	0.08	%(e)	N/A		N/A		0.08	%(e)	N/A		N/A

Total Annual Fund Operating Expenses	1.73%		0.92%		0.92%		2.26%		1.39%		1.39%
Fee Waiver and/or Expense Reimbursement	(0.53	)%(f)	N/A		N/A		(0.47	)%(f)	(0.01	)%(g)	(0.01	)%(g)

Net Total Annual Fund Operating Expenses	1.20%		0.92%		0.92%		1.79%		1.38%		1.38%

The following examples help you compare the costs of investing in each of the Funds and the combined Acquiring Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares:	1 Year	3 Years	5 Years	10 Years
Class A:*
Heritage High Yield Bond Fund (with or without redemption)(h)	$493	$834	$1,198	$2,220
Legg Mason Partners High Income Fund (with or without redemption)	$515	$706	$912	$1,508
Combined Legg Mason Partners High Income Fund Pro Forma (with or without redemption)	$515	$706	$912	$1,508

Class C:†
Heritage High Yield Bond Fund (with or without redemption)(h)	$182	$645	$1,134	$2,483
Legg Mason Partners High Income Fund (with redemption)	$240	$439	$759	$1,667
Combined Legg Mason Partners High Income Fund Pro Forma (with redemption)	$240	$439	$759	$1,667
Legg Mason Partners High Income Fund (without redemption)	$140	$439	$759	$1,667
Combined Legg Mason Partners High Income Fund Pro Forma (without redemption)	$140	$439	$759	$1,667

*	Class A shares of Heritage High Yield Bond Fund will be exchanged for Class A shares of Legg Mason Partners High Income Fund.

†	Class C shares of Heritage High Yield Bond Fund will be exchanged for Class C shares of Legg Mason Partners High Income Fund.

(a)

If you purchased $1,000,000 or more of Class A shares that were not otherwise eligible for a sales charge waiver and sell these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of sale.

(b)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(c)

Under the Target Fund’s distribution plan, the Target Fund is authorized to pay a maximum distribution and service fee of 0.35% of average daily net assets of Class A shares. The Heritage Trust Board has approved a current fee of 0.25% on Class A shares.

(d)

With respect to Class A and Class C shares, the Fund may pay a fee for recordkeeping services performed for the share class. As a result, the operating expenses of the affected share classes may increase.

(e)	The amount shown represents fees recouped by Heritage from the Target Fund.

(f)

Heritage has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Target Fund to the extent that Class A annual operating expenses exceed 1.20% and Class C annual operating expenses exceed 1.80% of that class’s average daily net assets through February 28, 2009. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the Target Fund’s custodian. The Heritage Trust Board may agree to change the fee reductions or reimbursements without the approval of Target Fund shareholders. Any reimbursement of fund expenses or reduction in Heritage’s investment advisory fees is subject to recoupment by the Target Fund within the following two fiscal years and any additional periods if overall expenses fall below these percentage limitations.

(g)

LMPFA has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (other than brokerage, taxes and extraordinary expenses) to 1.38% for Class C shares until December 1, 2008.

(h)

Because the contractual fee waiver and expense reimbursement are only in effect through February 28, 2009, net expenses are used to calculate costs in year 1, and total annual fund operating expenses are used to calculate costs in years 3, 5 and 10.

Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

No sales loads or deferred sales charges will be incurred by Target Fund shareholders as a result of the Reorganization.

Purchases of Class A shares by the shareholders of the Target Fund after the Reorganization of the Target Fund, other than through dividend reinvestment, will be subject to the sales load applicable to the Acquiring Fund. Shareholders may also purchase Class C shares of the Acquiring Fund. Class C shares of the Acquiring Fund can be purchased without paying an initial sales load, but if you redeem Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

More information about the sales load, distribution and shareholder servicing arrangements of Class A and Class C shares of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of these classes of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objective, strategies and principal risks of the Target Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Funds under the captions “About the Fund” or “Your Investment” (for the Target Fund) and “Investment, risks and performance” or “More on the fund’s investments” (for the Acquiring Fund). The prospectuses of the Funds (each of which has been supplemented from time to time) are dated as follows:

Fund	Prospectus Dated
Heritage High Yield Bond Fund	March 1, 2008
Legg Mason Partners High Income Fund	December 1, 2007

Additional information about each Fund’s investment objective and principal investment strategies and principal risks may also be found in Appendix C to this Proxy Statement/Prospectus. The investment objective and principal investment strategies of the Acquiring Fund will apply to the Acquiring Fund following the Reorganization.

Investment Objectives

The Funds have the same investment objective. The investment objective of each Fund is to seek high current income. Each Fund’s investment objective may be changed without shareholder approval.

Primary Investment Policies and Strategies

Under normal market conditions, the Target Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in lower-rated bonds (commonly known as “junk bonds” or “high yield securities”) and other fixed-income securities that focus on delivering high income or, if not rated, securities deemed to be of comparable quality by the Target Fund’s portfolio managers. Similarly, under normal market conditions, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are also commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the Acquiring Fund’s portfolio managers to be of similar credit quality. Therefore, both Funds anticipate that the securities purchased will be substantially lower-rated securities.

Most of the securities in which the Target Fund invests are rated B or lower by Moody’s or by S&P. Similarly, the Acquiring Fund may invest without limitation in securities rated lower than B by Moody’s and/or by S&P or if unrated, determined by the Acquiring Fund’s portfolio managers to be of comparable quality.

The Target Fund may invest up to 20% of its assets in foreign debt securities, including emerging market securities. The Acquiring Fund may invest up to 40% of its assets in foreign debt securities, including emerging market securities.

The Target Fund normally holds securities of fewer issuers than other, more diversified funds, while the Acquiring Fund diversifies its investments across a broader range of issuers, industries and maturity dates.

Under normal market conditions, each Fund expects to maintain an average weighted portfolio maturity of between 5 to 10 years.

The Target Fund may use derivatives for hedging and investment purposes to a limited extent. The Acquiring Fund may, but need not, to a greater extent use derivatives, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets, as a substitute for buying or selling securities, as a cash flow management technique and to enhance returns. The Acquiring Fund is not limited to investing in options for hedging purposes and has no specified limit on the amount it can invest in options. Using derivatives, especially for non-hedging purposes, may involve greater risks to the Acquiring Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the Acquiring Fund.

The Acquiring Fund may invest in mortgage-backed and asset-backed securities. The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Although not a principal investment strategy of the Target Fund, the Target Fund, with approval of the Heritage Trust Board, may invest in mortgage-backed and asset-backed securities.

Instead of investing directly in particular securities, the Acquiring Fund may gain exposure to a security or an issuer or a market by investing through the use of instruments such as derivatives, including credit default swaps, synthetic instruments and other instruments that are intended to provide similar economic exposure. The Acquiring Fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures. Although not a principal investment strategy of the Target Fund, the Target Fund may invest in derivatives, including credit default swaps.

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions. As a temporary defensive measure, the Target Fund may invest up to 100% of its net assets in: (i) money market instruments, including securities issued by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby; (ii) bank certificates of deposit and banker’s acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper; and (iii) other long- and short-term debt instruments that are rated A or higher by Moody’s or S&P. The Acquiring Fund may take temporary defensive positions by investing some or all of its assets in any type of money market instruments and short-term debt securities or cash.

Risk Factors

Because the Funds have the same investment objective and similar investment strategies, they are subject to similar principal risks. The risks of the Funds, however, differ as follows:

•	The Target Fund is subject to focused holdings risk, while the Acquiring Fund is not.

•	The Acquiring Fund is subject to risks related to the investments in foreign securities, in general, and emerging markets, in particular, to a greater extent than the Target Fund.

•	The Acquiring Fund’s ability to use derivatives more extensively, especially for non-hedging purposes, may subject the Acquiring Fund to derivatives risk to a greater extent than the Target Fund.

•	The Acquiring Fund is subject to the risks associated with investment in mortgage-backed and asset-backed securities to a greater extent than the Target Fund.

•	The Acquiring Fund is subject to credit default swap risk to a greater extent than the Target Fund.

You may lose money on your investment in either Fund and either Fund may not perform as well as other investments. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management and other factors affect the volatility of each Fund’s shares. Investments in the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following summarizes the principal risks of investing in the Funds:

•

Each Fund could lose money if the obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines. This risk is greater for high yield bonds and “junk” bonds, which are considered predominantly speculative with respect to the issuer’s continuing ability to meet interest and principal payments, than for bonds of higher credit quality and is especially true during periods of economic uncertainty or economic downturns. High yield securities, compared to investment grade securities, also have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments and may be less liquid than higher quality investments. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

•

Each Fund invests in a diverse portfolio of fixed-income securities, including investing a substantial portion of its assets in junk bonds, and thus, is subject to various risks relating to interest rates and other market-related risks.

Such risks include: (i) increasing interest rates causing the prices of fixed-income securities to decline, reducing the value of the Fund’s portfolio; (ii) declining interest rates causing the issuers of securities held by the Fund pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower-yielding securities (this is also known as prepayment or call risk); (iii) increasing interest rates, causing slower than expected principal payments that extend the average life of fixed-income securities held by the Fund, locking in below-market interest rates and reducing the value of these securities (this is also known as extension risk); (iv) adverse governmental action or political, economic or market instability affecting a foreign country or region; and (v) an unhedged currency in which a security is priced declining in value relative to the U.S. dollar.

•

Each Fund is subject to the risk that its portfolio managers’ judgment about interest rates or the attractiveness, value or credit quality of a particular security, sector, country or region proves to be incorrect.

•

The value of a security held by a Fund may decline due to adverse factors affecting the bond markets generally, or the markets for certain types of securities or for securities relating to particular industries or sectors. This is sometimes referred to as market risk.

•

Each Fund may invest in securities of foreign issuers. Investments in securities of foreign issuers, including those that are U.S. dollar-denominated, may involve additional risks compared to securities of U.S. issuers. These risks are more pronounced to the extent that a Fund invests significantly in one country. The risks may include the following: (i) less-developed foreign countries in which a Fund may invest have less liquid and more volatile markets than in the U.S.; (ii) in some of these countries, there is less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.; and (iii) currency fluctuations could erase investment gains or add to investment losses. The Acquiring Fund may invest in securities of foreign issuers to a greater extent than the Target Fund and, therefore, may be more susceptible to such risks than the Target Fund.

•

When investing in emerging markets, the risks mentioned above of investing in foreign securities are heightened. The emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return. The Acquiring Fund may invest in securities of emerging markets issuers to a greater extent than the Target Fund, and, therefore, may be more susceptible to such risks than the Target Fund.

•

Each Fund may experience a high portfolio turnover rate, resulting in greater expenses to the Fund, including transaction costs, which may reduce the Fund’s performance. Active trading of securities may also increase taxable capital gains or losses, which may affect the taxes paid by shareholders.

•

Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The Target Fund characterizes the following additional principal risk:

•

The Fund generally takes larger positions in a smaller number of issuers than a more diversified fund. Therefore, when the value of one of the Fund’s holdings changes, this is likely to have a greater effect on the Fund’s overall performance than on the performance of a more diversified fund.

To the extent that the Acquiring Fund invests in the types of investments listed below, it is more subject to the corresponding risks as discussed below.

•

Derivatives involve special risks and costs and may result in losses to the Fund. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Fund less liquid and harder to value, especially in changing markets.

•

Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap contracts or to realize amounts to be received under such contracts.

•

The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the Fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Fundamental Investment Restrictions

The following table lists (1) the fundamental investment restrictions for the Target Fund, and (2) the fundamental investment restrictions for the Acquiring Fund. Following the table is an explanation of the differences between the Target Fund’s fundamental investment restrictions and the Acquiring Fund’s fundamental investment restrictions.

Subject	Heritage High Yield Bond Fund’s (Target Fund) Restrictions	Legg Mason Partners High Income Fund’s (Acquiring Fund) Restrictions
Borrowing:	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting:	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities or in connection with investments in other investment companies.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending:	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Heritage High Yield Bond Fund’s (Target Fund) Restrictions	Legg Mason Partners High Income Fund’s (Acquiring Fund) Restrictions
Senior Securities:	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate:	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities:	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration:	The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Diversification:	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	The Fund does not have a fundamental policy regarding diversification. Nonetheless, the Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest no more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Comparison between the Target Fund’s Fundamental Investment Restrictions and the Acquiring Fund’s Fundamental Investment Restrictions

The following are the primary differences between the two Funds with respect to their fundamental investment restrictions:

•

The Target Fund may not underwrite securities issued by other except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act, while the Acquiring Fund may have underwriting commitments of up to 25% of its assets under certain circumstances.

•

The Target Fund may not purchase or sell real estate except that it may, to the extent permitted by applicable law, (a) invest in securities or other instruments directly or indirectly securities by real estate and (b) invest in securities or other instruments issued by issuers that invest in real estate, while the Acquiring Fund may own real estate, though it is limited in the amount of illiquid assets it may purchase. Real estate is generally considered illiquid.

•

The Target Fund may nor purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, while the Acquiring Fund may own commodities, though it is limited in the amount of illiquid assets it may purchase to the extent that investments in commodities are considered illiquid.

•	Both Funds are diversified funds, except that the Target Fund has a fundamental policy relating to its diversification.

The Acquiring Fund’s fundamental policies are written, and will be interpreted, broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets to and the assumption of the stated liabilities of the Target Fund by the Acquiring Fund in exchange for Class A or Class C shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Class A or Class C shares, respectively, of the Target Fund, (2) the distribution of Class A or Class C shares of the Acquiring Fund to the shareholders of the Target Fund, and (3) the termination of the Target Fund. Subject to the satisfaction of the conditions described below, the Reorganization is scheduled to occur as of the close of business on October 10, 2008, or on such later date as the parties may agree (the “Closing Date”).

If the Reorganization is approved, shareholders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund and shareholders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund. The Heritage Trust Board will adopt a valuation methodology for valuing fixed income securities for the Target Fund consistent with that of the Acquiring Fund before the Reorganization, and the net asset value of the Target Fund shall be computed using that valuation methodology. The net asset value per share of Class A and Class C shares of the Acquiring Fund also shall be determined using that valuation methodology. The number of Class A and Class C shares of the Acquiring Fund to be issued in exchange for the Target Fund’s assets shall be determined, with respect to each such class, by dividing the Target Fund’s net assets with respect to that class by the net asset value per share of the corresponding class of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund to be received by each Target Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Target Fund held by such shareholder on the Closing Date. As promptly as practicable after the Closing Date, the Target Fund will terminate and distribute pro rata to its shareholders of record, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, the shares of the Acquiring Fund received by the Target Fund in the Reorganization. The distribution with respect to each class of the Acquiring Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders.

All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund, and any share certificates representing shares of the Target Fund thereafter will be cancelled. The Acquiring Fund will not issue certificates representing the Class A or Class C shares issued in connection with the Reorganization. After such distribution, the Target Fund will be terminated.

The Heritage Trust Board and the Legg Mason Trust Board have determined, with respect to their respective Fund, that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Fund. In making these determinations, each Board took into account that LMPFA has agreed to pay or assume all of the reasonable transaction expenses related to the Reorganization, including proxy expenses, legal expenses, audit expenses and other expenses solely and directly related to the transaction as mutually agreed upon by Heritage and LMPFA (the “Transaction Expenses”), provided that: (i) the Transaction Expenses are only payable if the Reorganization is consummated, (ii) the total Transaction Expenses payable by LMPFA shall not exceed $133,000, and (iii) the proxy expenses, including solicitation, tabulation, printing, typesetting and mailing (including postage) costs, to be covered and paid by LMPFA shall not exceed $20,000. Heritage shall pay any and all remaining costs and expenses relating to the Reorganization not paid by LMPFA.

After the Closing Date, at the request of LMPFA, Heritage will assist with agreed-upon reasonable shareholder servicing matters, execute and deliver further instruments and provide certain other assistance as LMPFA reasonably requests. In consideration for the transition services to be performed by Heritage, LMPFA will pay Heritage a transition service fee of $37,500. This fee is payable by LMPFA to Heritage only if the Reorganization is consummated.

The Reorganization Agreement may be terminated and the Reorganization not be consummated at any time prior to the Closing Date if circumstances develop that, in the opinion of either Board, make proceeding with the Reorganization not in its Fund’s best interests. The Reorganization Agreement provides that the Target Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit thereof, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Target Fund; and (b) the Funds receive the opinion of Bingham McCutchen LLP that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Target Fund, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Target Fund shareholders as of the Closing Date will receive full and fractional Class A shares or Class C shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

At a meeting held on July 7, 2008, after considering the viability of the Target Fund in light of its current size and limited prospects for future asset growth, Heritage, the investment manager of the Target Fund, recommended the proposed Reorganization to the Heritage Trust Board. The Heritage Trust Board had also previously considered the proposed Reorganization at a meeting held on May 13, 2008. Heritage advised the Heritage Trust Board that, as of March 31, 2008, the Target Fund had net assets of approximately $33.5 million, while the Acquiring Fund had assets of approximately $539.0 million. Accordingly, by reorganizing the Target Fund into the Acquiring Fund, shareholders would enjoy a greater asset base over which Fund expenses may be spread that provides the potential for greater economies of scale. It was noted that the corresponding shares of the Acquiring Fund had lower total operating expenses as of March 31, 2008.

In addition, Heritage advised the Heritage Trust Board that the reorganization of the Target Fund into the Acquiring Fund would provide a tax-free method to transition into a fund that has a subadviser that is the same as the subadviser of the Target Fund and has provided superior returns for its shareholders. The management experience of the investment manager of the Acquiring Fund, together with its significantly larger mutual fund distribution network, are expected to provide a greater opportunity to retain asset size and/or attract additional assets than is currently available to the Target Fund.

In recommending approval of the Reorganization, Heritage advised the Heritage Trust Board that the Acquiring Fund has the same investment objective as and similar investment policies to the Target Fund. Further, the Acquiring Fund shares received by the Target Fund shareholders in the Reorganization will have the same total dollar value as the total dollar value of the Target Fund shares that were held by the Target Fund shareholders immediately prior to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization, and as a condition to the Reorganization, each of the Heritage Trust and the Legg Mason Trust will receive a legal opinion that the Reorganization will constitute a tax-free reorganization for federal income tax purposes.

Heritage also advised the Heritage Trust Board that LMPFA and Heritage would share the costs relating to the Reorganization. In this connection, Heritage advised the Heritage Trust Board of the terms of the agreement between it and LMFA, as described above.

The proposed Reorganization was approved at separate meetings of the Heritage Trust Board and the Legg Mason Trust Board held on July 7, 2008, and on June 18, 2008, respectively. Following extensive discussions, based on its evaluation of all material factors, including those described below, the Heritage Trust Board, including all of its Independent Board Members, following discussion of the advantages and any disadvantages to the Target Fund, determined that (1) participation in the Reorganization is in the best interests of the Target Fund and (2) the Reorganization will not result in the dilution of the interests of the Target Fund’s shareholders. In considering the proposal, the Heritage Trust Board did not identify any single factor or piece of information as all-important or controlling.

The Heritage Trust Board considered a number of factors in recommending the Reorganization, including the following:

•	the benefits to the shareholders of the Target Fund from the long-term economies of scale that may result from consummation of the Reorganization;

•	LMPFA’s experience and resources in managing mutual funds;

•

a greater potential to retain asset size and/or attract additional assets, which, in the long-term, should help reduce the Target Fund’s per share operating expenses and provide the portfolio managers with greater flexibility in managing each Fund’s portfolio;

•	the compatibility of and the differences between the investment objectives, strategies, policies and risks of the Funds;

•

the continuity of portfolio management, because the subadviser of the Target Fund is also one of the subadvisers of the Acquiring Fund and will remain the subadviser of the Acquiring Fund after the Reorganization, the portfolio managers of the Funds are substantially the same and the portfolio managers of the Target Fund will remain the portfolio managers of the Acquiring Fund after the Reorganization;

•	the relative sizes of the Funds;

•	the expense ratios of the Funds;

•	the absence of a dilutive effect on interests of current shareholders of the Target Fund;

•

the federal tax consequences of the Reorganization to the Target Fund and its shareholders, including that the Reorganization has been structured to qualify as a tax-free “reorganization” for federal income tax purposes;

•	the ability of the Target Fund to utilize its capital loss carryovers in future years;

•	the benefits that may be derived by Heritage, LMPFA and their affiliates as a result of the Reorganization;

•	Heritage and LMPFA will share the direct costs related to the Reorganization;

•

the transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund, but that the Acquiring Fund’s portfolio managers have indicated that they will request the Target Fund to dispose of only a limited number of portfolio securities, if any, prior to the Reorganization; and

•	the differences in sales loads and charges of the Acquiring Fund shares as compared to the Target Fund shares.

The Heritage Trust Board also considered the benefits to the Acquiring Fund. If the Reorganization of the Target Fund is approved by the shareholders of the Target Fund and is consummated, the Acquiring Fund is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by each Trust of an opinion from Bingham McCutchen LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The Reorganization, pursuant to the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption of all of the stated liabilities of the Target Fund by the Acquiring Fund, or upon the distribution to the Target Fund’s shareholders of those shares of the Acquiring Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, or (B) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund;

(iii) Target Fund shareholders will not recognize gain or loss on the receipt of shares of the Acquiring Fund solely in exchange for shares of the Target Fund pursuant to the Reorganization;

(iv) The aggregate basis of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

(v) The holding period of the shares of the Acquiring Fund received by each Target Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Target Fund exchanged therefor, provided that the shareholder held the shares of the Target Fund as a capital asset at the time of the Reorganization;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the stated liabilities of the Target Fund;

(vii) The basis of the assets of the Target Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; and

(viii) The holding period of each asset of the Target Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the period during which such asset was held by the Target Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period).

While neither Trust is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences, and shareholders should consult their own tax advisors with respect to such matters.

Information Regarding Tax Capital Loss Carryovers

Federal income tax law permits a regulated investment company to carry forward its net capital losses for a period of up to eight taxable years. The Target Fund is presently entitled to net capital loss carryover for federal income tax purposes in the amounts set forth below. The Reorganization will cause the taxable year of the Target Fund to close, which will accelerate the schedule for expiration of its net capital loss carryover and could also result in a net capital loss for the tax year ending on the Closing Date. In addition, the Reorganization is expected to result in a limitation on the Target Fund’s ability to use carryovers of Target Fund and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. That limitation, imposed by Section 382 of the Code, will apply if the shareholders of the Target Fund own less than 50% of the Acquiring Fund immediately after the Reorganization and will be imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization. The Acquiring Fund may also be prohibited, under Section 384 of the Code, from using the Target Fund’s loss carryover and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization to the extent such gains are realized within five years following the Reorganization.

As of the date of this Proxy Statement/Prospectus, the product of the long-term tax-exempt rate and the net asset value of the Target Fund is substantially in excess of the current capital loss carryover of the Target Fund. As a result, the Section 382 limitation is not expected to be a significant factor in the usability of Target Fund’s capital loss carryovers. However, no assurance can be given as to the net asset value of the Target Fund or the long-term tax exempt rate that will be in effect at the time of the Reorganization. Even if the Acquiring Fund is able to fully utilize the net capital loss carryover and unrealized losses of the Target Fund, the tax benefit resulting from those losses will be shared by both Funds’ shareholders following the Reorganization. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of the dates indicated below, the Funds had the following unused capital loss carryover:

	Target Fund (As of October 31, 2007)		Acquiring Fund (As of July 31, 2007)
	Amount of Carryover	Fiscal Year of Expiration Prior to Reorganization	Amount of Carryover	Fiscal Year of Expiration Prior to Reorganization
	$3,975,636	9/30/2008	$143,558,396	07/31/2009
	178,539	9/30/2009	302,952,815	07/31/2010
	2,929,867	9/30/2010	139,767,629	07/31/2011
	29,939	10/31/2014	16,108,849	07/31/2012
			2,026,829	07/31/2013

Total	$7,113,981		$604,414,518

The Reorganization would impact the use of these loss carryovers in the following manner: (1) the expiration date of the loss carryover would realign themselves with the fiscal year end of the Acquiring Fund; for example, the losses due to expire on October 31, 2008 would expire on July 31, 2009; (2) the loss carryover will benefit the shareholders of the Acquiring Fund, rather than only the shareholders of the Target Fund; (3) the amount of the Target Fund’s capital loss carryovers that can be utilized in any taxable year is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Target Fund at the time of Reorganization (approximately $1,523,506 per year based on data as of March 31, 2008 which based on current values exceeds the currently available loss).

Acquiring Fund

The Reorganization would impact the use of these loss carryovers by benefiting the shareholders of the Acquiring Fund, rather than only the shareholders of the Target Fund.

Information Applicable to all Funds with Capital Loss Carryover

Since the Reorganization is not expected to close until approximately October 10, 2008, the capital loss carryover and limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses. The combination of these factors on the use of loss carryovers may result in some portion of the loss carryovers of each Fund, or both, expiring unused.

TERMINATION OF THE TARGET FUND

If the Reorganization of the Target Fund is effected, the Target Fund will be terminated, and the Target Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization is effected, management of the Acquiring Fund will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Target Fund), management will influence the extent and duration to which the portfolio securities of the Target Fund will be maintained by the Acquiring Fund. It is possible that there may be some dispositions of the portfolio securities of the Target Fund in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities of the Target Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold and the Acquiring Fund’s ability to use any available loss carryovers. The transaction costs associated with repositioning the Target Fund’s portfolio in connection with the Reorganization will be borne by the Target Fund.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Sub-Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Acquiring Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other funds sponsored by Legg Mason, Inc. (“Legg Mason”). LMPFA provides administrative and certain oversight services to the Fund. As of June 30, 2008, LMPFA’s total assets under management were approximately $199.7 billion.

Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) provide the day-to-day portfolio management of the Acquiring Fund as subadvisers. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2008, Western Asset’s total assets under management were approximately $455.7 billion and Western Asset Limited’s total assets under management were approximately $90.4 billion.

LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2008, Legg Mason’s asset management operation had aggregate assets under management of approximately $922.3 billion.

Management and sub-advisory fees are paid to LMPFA and the sub-advisers at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Investment Manager	Fee Rate
LMPFA	0.60% of the Acquiring Fund’s average daily net assets

Subadvisers	Fee Rate
Western Asset	70% of the management fee paid to LMPFA, net of expense waivers and reimbursements, paid by LMPFA

Western Asset Limited	0.30% on assets allocated to Western Asset Limited

For its fiscal year ended July 31, 2007, the Acquiring Fund paid a fee, after waivers and reimbursements, of 0.59% of the Acquiring Fund’s average daily net assets for advisory and administrative services.

Additional information and a discussion of the factors regarding the basis for the Legg Mason Trust Board’s approval of the Acquiring Fund’s management agreement and sub-advisory agreements is available in the Acquiring Fund’s Semi-Annual Report dated January 31, 2008.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”), a former distributor of the Acquiring Fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Acquiring Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint.

On December 3, 2007, the Court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Acquiring Fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Acquiring Fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup, Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

***

On September 16, 2005, the staff of the SEC informed SBFM and SBAM, an affiliate of SBFM, that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM, for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, its former parent. It is not expected that this matter will adversely impact the Acquiring Fund or LMPFA.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

***

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Portfolio Managers of the Acquiring Fund

The Acquiring Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The Fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Detlev S. Schlichter. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the Acquiring Fund. Messrs. Leech, Walsh and Buchanan have been portfolio managers of the Acquiring Fund since March 2006. Messrs. Gardner and Schlichter have been portfolio managers of the Acquiring Fund since May 2007. The portfolio managers lead a larger team and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh have been employed as portfolio managers of Western Asset for over five years.

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.

Mr. Gardner is a portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for at least the past five years.

Mr. Schlichter is a portfolio manager with Western Asset Limited and has been employed as a portfolio manager with Western Asset Limited for at least the past five years.

The statement of additional information for the Acquiring Fund provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquiring Fund. Similar information with respect to portfolio manager compensation is also included in Appendix J to this Proxy Statement/Prospectus.

Performance of the Funds

Historical performance of each Fund is detailed in Appendix F to this Proxy Statement/Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS

LMPFA and certain of the Acquiring Fund’s service providers, which include Legg Mason-affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase, and the amount of those assets will increase as a result of the Reorganization.

In addition to the Class A and Class C shares to be issued in the Reorganization, the Acquiring Fund also offers Class B and Class I shares. However, this Proxy Statement/Prospectus only relates to the Acquiring Fund’s Class A and Class B shares.

Information about the Target Fund and the Acquiring Fund is included in the Funds’ prospectuses and statements of additional information, annual reports and semi-annual reports filed with the SEC and dated as listed in Appendix K to this Proxy Statement/Prospectus. Copies of these documents, the statement of additional information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by contacting Legg Mason Partners Shareholder Services at 1-800-451-2010 (for the Acquiring Fund) or Heritage Family of Funds at 1-800-421-4184 (for the Target Fund), by writing to the Acquiring Fund at 55 Water Street, New York, New York 10041 or to the Target Fund at P.O. Box 33022, St. Petersburg, Florida 33716, or by visiting the applicable Fund’s website at www.leggmason.com/individualinvestors (for the Acquiring Fund) or www.heritagefunds.com (for the Target Fund).

Both the Target Fund and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, N.E., Washington, DC 20549, at prescribed rates.

Financial Highlights

The most recent fiscal year end of the Target Fund was October 31, 2007.

The most recent fiscal year end of the Acquiring Fund was July 31, 2008.

The financial highlights of the Acquiring Fund for each fiscal year shown in Appendix D to this Proxy Statement/Prospectus have been derived from financial statements audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm.

Discussions regarding the historical performance of the Acquiring Fund are contained in Appendix E to this Proxy Statement/Prospectus.

Distributor

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), located at 100 Light Street, Baltimore, Maryland 21202, serves as the Acquiring Fund’s sole and exclusive distributor. LMIS is a wholly owned broker/dealer subsidiary of Legg Mason. The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. LMPFA or an affiliate may make similar payments under similar arrangements. The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the distributor, affiliates of Legg Mason, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Acquiring Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Acquiring Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORMS OF ORGANIZATION

The Target Fund is a series of a Massachusetts business trust. The Acquiring Fund is a series of a Maryland business trust. A comparison of Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G.

A comparison of the composition of the Trusts’ Boards is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of August 1, 2008, and on a pro forma basis for the combined Acquiring Fund as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Target Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

Pro Forma Combined Capitalization Table

Heritage High Yield Bond Fund and

Legg Mason Partners High Income Fund

As of August 1, 2008 (Unaudited)

	Heritage High Yield Bond Fund	Legg Mason Partners High Income Fund	Pro Forma Adjustments		Pro Forma Combined Legg Mason Partners High Income Fund
Class A:(a)
Net Assets	$17,937,053	$229,280,903	$80,406	(b)	$247,298,362
Shares Outstanding	2,813,508	39,157,691	263,769		42,234,968
Net Asset Value Per Share	$6.38	$5.86	—		$5.86

Class C:(c)
Net Assets	$12,548,890	$188,463,649	$56,253	(b)	$201,068,792
Shares Outstanding	1,990,094	32,036,194	152,727		34,179,015
Net Asset Value Per Share	$6.31	$5.88	—		$5.88

(a)	Heritage High Yield Bond Fund Class A shares will be exchanged for Legg Mason Partners High Income Fund Class A shares.

(b)

Reflects estimated adjustment due to difference in valuation policies between Heritage High Yield Bond Fund and Legg Mason Partners High Income Fund. Heritage High Yield Bond Fund uses bid prices to value fixed income securities while Legg Mason Partners High Income Fund uses the mean between the bid and asked prices. Prior to the Reorganization, the Heritage Trust Board will adopt a valuation methodology using the mean between the bid and the ask for fixed income securities in the Target Fund to make it consistent with the Acquiring Fund’s methodology.

(c)	Heritage High Yield Bond Fund Class C shares will be exchanged for Legg Mason Partners High Income Fund Class C shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Target Fund distributes dividends from any net investment income on a monthly basis and normally makes capital gain distributions, if any, once a year. The Acquiring Fund generally pays dividends, if any, monthly and typically makes capital gain distributions, if any, once a year.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” at Appendix B to this Proxy Statement/Prospectus.

OTHER BUSINESS

The Heritage Trust Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Trusts’ Boards or any individual Board member should write their Fund to the attention of Andrea N. Mullins, Secretary, 880 Carillon Parkway, St. Petersburg, Florida 33716 (with respect to the Target Fund), or Robert I. Frenkel, Secretary, 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902 (with respect to the Acquiring Fund). The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member, it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members of the applicable Fund for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Heritage Trust Board to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Target Fund on or about August 25, 2008 or as soon as practicable thereafter. Only shareholders of record as of the close of business on July 10, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. You can vote your shares via the internet, phone or mail. If the enclosed proxy card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate. Please see Appendix L to this Proxy Statement/Prospectus for instructions on how to sign your proxy card.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Target Fund a subsequently dated proxy, (2) delivering to the Target Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Target Fund at the address shown at the beginning of this Proxy Statement/Prospectus), or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you sign, date and return the enclosed proxy card or authorize your vote through the Internet or by telephone. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The NYSE may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization

Agreement. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of the Target Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Target Fund or a distributor of the Target Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Proxy Solicitation

LMPFA has agreed to pay or assume all proxy solicitation expenses, provided these expenses, including solicitation, tabulation, printing, typesetting and mailing (including postage) costs, shall not exceed $20,000. Solicitation may be made by letter or telephone by officers or employees of Heritage, Legg Mason or by dealers and their representatives. Heritage shall pay any and all remaining costs and expenses relating to the Reorganization not paid by LMPFA. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Target Fund to obtain authorization for the execution of proxies. LMPFA will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Target Fund’s shares. In addition, Heritage, on behalf of the Target Fund, has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge will be paid approximately $9,013 for such solicitation services, to be borne by LMPFA. Broadridge may solicit proxies personally and by telephone.

Quorum

The quorum requirement for the Target Fund is a majority of shares entitled to vote in person or by proxy.

Vote Required

For the Target Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Target Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Target Fund. Shareholders of the Target Fund are entitled to one vote for each share and fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization. Accordingly, shareholders are urged to sign and date their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to lack of quorum or insufficient votes may be called by the affirmative vote of a majority of the shares present or a majority of votes cast, as the case may be, in person or represented by proxy at the Meeting. If, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. The Meeting may be adjourned and another meeting may be held, within a reasonable time after the date set for the Meeting, without the necessity of further notice other than announcement at the Meeting.

Future Shareholder Proposals

As a general matter, the Target Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Target Fund’s shareholders should send such proposals to the Target Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Target Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Record Date and Outstanding Shares

Only shareholders of record of the Target Fund at the close of business on the Record Date, July 10, 2008, are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. The chart below lists the number of Class A and Class C shares of the Target Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

Shares Outstanding
Class A Shares	2,880,196.259
Class C shares	2,036,415.080

To the knowledge of the Funds, as of July 10, 2008, except as set forth in Appendix H to this Proxy Statement/Prospectus, no person owned beneficially or of record 5% or more of any class of the Target Fund’s or the Acquiring Fund’s outstanding shares.

To the knowledge of the Funds, as of July 10, 2008, less than 1% of the outstanding shares of the Target Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Target Fund and the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Bingham McCutchen LLP.

THE HERITAGE TRUST BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE RELEVANT REORGANIZATION AGREEMENT.

By Order of the Board of Trustees,

Andrea N. Mullins Secretary Heritage Income Trust

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

Appendix C: Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D: Financial Highlights of the Acquiring Fund

Appendix E: Management’s Discussion of Fund Performance for the Acquiring Fund

Appendix F: Historical Performance of Each Fund

Appendix G: Similarities and Differences in the Forms of Organization of the Target Fund and the Acquiring Fund

Appendix H: 5% Shareholders of the Target Fund and the Acquiring Fund

Appendix I: Comparison of Board Composition

Appendix J: Portfolio Manager Compensation

Appendix K: Dates of Prospectuses, Statements of Additional Information and Shareholder Reports

Appendix L: Instructions for Signing the Proxy Card

Appendix A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [            ] day of [            ], 2008, by and among Legg Mason Partners Income Trust, a Maryland business trust (the “Acquiring Trust”), with its principal place of business at 55 Water Street, New York, New York 10041, on behalf of its series Legg Mason Partners High Income Fund (the “Acquiring Fund”), Heritage Income Trust, a Massachusetts business trust (the “Target Trust”), with its principal place of business at 880 Carillon Parkway, St. Petersburg, Florida, 33716, on behalf of its series High Yield Bond Fund (the “Target Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Heritage Asset Management, Inc. (“Heritage”).

WHEREAS, each of the Target Fund and the Acquiring Fund is a series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement constitute a plan of reorganization within the meaning of Treas. Reg. §1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.2) of the Target Fund, and (3) the subsequent distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Target Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”), including a majority of the Trustees who are not “interested persons” (as that term in defined in the 1940 Act) of the Acquiring Trust or the Target Trust (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Target Trust (the “Target Trust Board”), including a majority of its Independent Trustees, has determined, with respect to the Target Fund, that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number of full and fractional shares of each class of Acquiring Fund Shares corresponding to each class of the Target Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Target Fund’s net assets with respect to each class of the Target Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume the Stated Liabilities (as defined in paragraph 1.2) of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). For purposes of this Agreement, the Class A shares of the Target Fund correspond to the Class A shares of the Acquiring Fund, the Class C shares of the Target Fund correspond to the Class C shares of the Acquiring Fund, the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund, and the term “Target Fund Shares” should be read to include each such class of shares of the Target Fund.

1.2 The property and assets of the Target Trust, attributable to the Target Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all accrued and unpaid liabilities of the Target Fund as set forth in the Target Fund’s Statement of Assets and Liabilities as of the Closing Date to be delivered pursuant to paragraph 5.13 (the “Stated Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to the Acquiring Trust, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Target Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Target Fund acquired by the Acquiring Trust on behalf of the Acquiring Fund.

1.3 The Target Trust, on behalf of the Target Fund, will, at least thirty (30) days prior to the Closing Date, furnish the Acquiring Trust with a schedule of the then-held securities of the Target Fund. At least fifteen (15) days prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, will advise the Target Trust of any investments of the Target Fund shown on such schedule which the Acquiring Fund’s investment adviser does not believe would be desirable for the Acquiring Fund. Under such circumstances, the Target Trust, on behalf of the Target Fund, if requested in writing by the Acquiring Trust, on behalf of the Acquiring Fund, will dispose of such investments prior to the Closing Date; provided that no such sales shall be made or required until the Reorganization has been approved by the shareholders of the Target Fund. Notwithstanding the foregoing, nothing herein shall require the Target Trust, on behalf of the Target Fund, to dispose of portfolio securities or other Assets if, in the reasonable judgment of the Target Trust Board or the Target Fund’s investment adviser, such disposition could adversely affect the status of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.

1.4 The Target Fund will make reasonable efforts to discharge all of its liabilities and obligations prior to the Valuation Date.

1.5 On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any (in the case of the current taxable year, calculated on the basis of the best information available to the Target Trust at the time of those distributions), for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Target Fund will have no tax liability under Section 852 or Section 4982 (based on such information) for the current and any prior tax periods.

1.6 Immediately following the actions contemplated by paragraph 1.1, the Target Trust shall take actions necessary to complete the liquidation of the Target Fund. To complete the liquidation, the Target Trust, on behalf of the Target Fund, shall (a) distribute to the latter’s shareholders of record with respect to each class of Target Fund Shares as of the close of regular trading on the New York Stock Exchange on the Closing Date (“Target Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Target Trust, on behalf of the Target Fund, pursuant to paragraph 1.1 and (b) terminate and dissolve the Target Fund in accordance with Massachusetts law as soon as reasonably practicable after that distribution, but in all events within six months after the Closing Date. Such liquidation and distribution shall be accomplished, with respect to each class of Target Fund Shares, by the transfer of the

Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the Target Fund Shares owned by that Target Fund Shareholder on the Closing Date. All issued and outstanding Target Fund Shares will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.8 Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, including, but not limited to, the responsibility for filing all tax returns for the taxable year ending on the Closing Date, is and shall remain the responsibility of the Target Trust, on behalf of the Target Fund. The Target Fund agrees to file such regulatory reports, tax returns and other documents on a timely basis. The Acquiring Trust shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2. VALUATION

2.1 The value of the Assets and the amount of the Stated Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, and after the declaration of any dividends and/or other distributions by the Target Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation methodology adopted by the Target Trust Board with respect to the Target Fund in accordance with paragraph 5.11. All computations of value and amounts shall be made by (a) Heritage, in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Target Fund adopted in good faith by the Target Trust Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2 The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Trust Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Trust adopted in good faith by the Acquiring Trust Board. All computations of value and amounts pursuant to this paragraph 2.2 shall be subject to confirmation by the Target Fund’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be October 10, 2008, or such other date as to which the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraphs 2.1 and 2.2, respectively, and after the declaration of any dividends and/or other distributions. The Closing shall be held at the offices of Bingham McCutchen LLP (“Bingham”), One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

3.2 The Target Trust shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the account of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the Acquiring Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Target Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Target Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Target Trust shall direct Heritage, in its capacity as transfer agent for the Target Fund (“Transfer Agent”), to deliver to the Acquiring Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Target Fund Shareholder and the number of each outstanding class of Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Target Fund at the Closing a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund’s transfer agent pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.6 and (b) the appropriate number of Acquiring Fund Shares have been credited to the respective accounts of the Target Fund Shareholders on those books pursuant to paragraph 1.6. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable (in the judgment of the officers of both the Acquiring Trust and the Target Trust), the Closing Date shall be postponed until October 24, 2008, or such other date as to which the parties may agree.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 to this Agreement, the Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Target Fund is duly established as a series of the Target Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust, as amended (the “Target Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Target Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Target Trust. The Target Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Target Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Trust) and each prospectus and statement of additional information of the Target Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Target Trust, on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Target Trust, on behalf of the Target Fund, will not result, in a material violation of Massachusetts law or of the Target Trust Declaration or the by-laws of the Target Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Trust, on behalf of the Target Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Trust, on behalf of the Target Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Target Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Target Fund and, to the Target Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Target Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. The Target Trust, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated on behalf of the Target Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as at the last day of and for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, have been audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Trust) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are sent to Target Fund shareholders in the regular course in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Trust) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by shareholders of the Target Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Target Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) The Target Fund is a separate segregated portfolio of assets (“series”) of the Target Trust that is treated as a corporation separate from any and all other series of the Target Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends sufficient to distribute substantially all (in the case of the current taxable year, calculated on the basis of the best information available to the Target Trust at the time of those distributions) of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code), computed without regard to any deduction for dividends paid, and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982 (based on such information).

(m) All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Target Trust and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Target Trust Board, on behalf of the Target Fund, and this Agreement constitutes a valid and binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Target Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Target Trust in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust and the Target Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland, with the power under its Declaration of Trust, as amended (the “Acquiring Trust Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Trust. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Trust is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Target Trust) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result, in a material violation of Maryland law or the Acquiring Trust Declaration or the by-laws of the Acquiring Trust, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by KPMG, LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Target Trust) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Trust that is treated as a corporation separate from any and all other series of the Acquiring Trust under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code), computed without regard to any deduction for dividends paid, and (iii) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) for all taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Target Trust, for the account of the Target Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Trust.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Trust Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Target Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Target Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Acquiring Trust will review the schedule of the then-held securities of the Target Fund to be delivered in accordance with paragraph 1.3 to ensure that prior to the Closing Date the Target Fund’s assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire.

5. COVENANTS

The Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Target Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Target Trust will call and hold a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be Target by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Target Trust, on behalf of the Target Fund, will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Target Trust, on behalf of the Target Fund, will provide to the Acquiring Trust such information regarding the Target Fund as may be reasonably necessary for the preparation of the Registration Statement. The information provided by the Target Trust, on behalf of the Target Fund, to the Acquiring Trust shall be accurate and complete in all material respects and shall comply in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder applicable thereto.

5.7 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will, from time to time, as and when reasonably requested by the Acquiring Trust or the Target Trust, respectively, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, respectively, may reasonably deem necessary or desirable in order to vest in, and confirm to, (a) the Target Trust, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust, title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Trust shall not change the Acquiring Trust Declaration or the Acquiring Fund’s prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission, prior to the Closing.

5.11 On or before the Valuation Date, the Target Trust Board shall adopt a valuation methodology using the mean between the bid and the ask for fixed income securities in the Target Fund.

5.12 The Target Fund and the Acquiring Fund will each report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code on their federal income tax returns for their respective taxable years in which the Reorganization occurs, including filing any and all statements required by Treas. Reg. § 1.368-3. No party hereto, unless required by law, will take any tax reporting position inconsistent with the characterization of the Reorganization as such a reorganization.

5.13 The Target Trust, on behalf of the Target Fund, will deliver to the Acquiring Trust, on behalf of the Acquiring Fund, on the business day immediately following the Closing Date, a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, certified by the Treasurer of the Target Trust on behalf of the Target Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET TRUST

The obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Trust’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Target Trust, on behalf of the Target Fund, an assumption of the Stated Liabilities and all such other agreements and instruments as the Target

Trust may reasonably deem necessary or desirable in order to (a) vest in, and confirm to, the Target Trust, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, (b) confirm to the Target Trust, on behalf of the Target Fund, the Acquiring Trust’s assumption, on behalf of the Acquiring Fund, of the Stated Liabilities and (c) otherwise carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Trust, on behalf of the Target Fund, a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Trust shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the following conditions:

7.1 All representations and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust, on behalf of the Target Fund, on or before the Closing Date.

7.3 The Target Trust, on behalf of the Target Fund, shall have executed and delivered to the Acquiring Trust, on behalf of the Acquiring Fund, all such assignments and other instruments of transfer as the Acquiring Trust may reasonably deem necessary or desirable in order to (a) vest in, and confirm to, the Acquiring Trust, on behalf of the Acquiring Fund, title to and possession of all the Assets and (b) otherwise to carry out the intent and purpose of this Agreement.

7.4 The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate executed in the name of the Target Trust, on behalf of the Target Fund, by the Target Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING TRUST AND TARGET TRUST

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Trust, on behalf of the Target Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the Target Trust Declaration, the by-laws of the Target Trust, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Trust, with respect to the Target Fund, or the Acquiring Trust, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Target Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive such condition.

8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Target Trust, on behalf of the Target Fund, the Acquiring Trust, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities; (iii) the basis in the hands of the Acquiring Fund of each Asset will be the same as the basis of that Asset in the hands of the Target Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer; (iv) the holding period of each Asset in the hands of the Acquiring Fund will include the period during which that Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to that Asset); (v) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and (B) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and (viii) a Target Fund Shareholder’s holding period for his or her Acquiring Fund Shares will include the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held the Target Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Bingham of representations it shall request of the Acquiring Trust and the Target Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of K&L Gates LLP (“K&L Gates”), in a form reasonably satisfactory to the Acquiring Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Target Trust, on behalf of the Target Fund, and its authorized officers: (a) the Target Trust is a business trust existing under and by virtue of the laws of the Commonwealth of Massachusetts and is in good standing with the Secretary of the Commonwealth of Massachusetts; (b) the Target Trust, with respect to the Target Fund, has the power as a business trust to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to K&L Gates, delivered by the Target Trust, on behalf of the Target Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable against the Target Trust in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and to general equity principles (whether in a proceeding under equity or at law); provided that K&L Gates shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities pursuant to this Agreement will not, violate the Target Trust Declaration or the by-laws of the Target Trust; (e) to the knowledge of K&L Gates, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Target Trust, on behalf of the Target Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which K&L Gates need express no opinion; and (f) to the knowledge of K&L Gates, and without any independent investigation, other than as disclosed on the schedule provided by the Target Trust pursuant to paragraph 4.1 of this Agreement, the Target Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the

Target Fund. Such opinion may state that it is solely for the benefit of the Acquiring Trust and the Acquiring Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of K&L Gates appropriate to render the opinions expressed therein.

8.7 The Target Trust, on behalf of the Target Fund, shall have received on the Closing Date an opinion of Bingham, in a form reasonably satisfactory to the Target Trust, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Trust is a business trust existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland; (b) the Acquiring Trust, with respect to the Acquiring Fund, has the power as a business trust to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to Bingham, delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, fraudulent transfer, receivership, reorganization, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and to general equity principles (whether in a proceeding under equity or at law); provided that Bingham shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Stated Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Trust Declaration or the by-laws of the Acquiring Trust; (e) to the knowledge of Bingham, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Trust, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Assets and the assumption of the Stated Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which Bingham need express no opinion; and (f) to the knowledge of Bingham, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Trust pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Target Trust and the Target Trust Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, Bingham shall be entitled to state that, with the approval of the Target Trust, they have relied on the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Trust Declaration or in investment restrictions in effect on the Closing Date, may not properly acquire.

8.9 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, shall have agreed on the numbers of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such numbers have been calculated in accordance with paragraph 1.1.

9. INDEMNIFICATION

9.1 The Acquiring Trust, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Trust and the members of the Target Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Trust and/or those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Trust, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or the members of the Acquiring Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Target Trust, out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Trust and the members of the Acquiring Trust Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Trust and/or those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Target Trust, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Trust or the members of the Target Trust Board or its officers prior to the Closing Date, provided that such indemnification by the Target Trust is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 LMPFA and Heritage shall be responsible for all costs and expenses of the Reorganization in such respective amounts as to which they agree, provided that (a) no expenses incurred by the Target Fund or on its behalf in connection with the Reorganization shall be paid or assumed by LMPFA, Heritage, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares shall be transferred to the Target Trust, on behalf of the Target Fund, or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof, and (b) expenses shall be paid by the Fund (i.e., the Target Fund or the Acquiring Fund) directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Trust and the Target Trust agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Target Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Trust and the Target Trust, and the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Target Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) by resolution of the Acquiring Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund; or

(b) by resolution of the Target Trust Board if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund.

12.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Target Trust or the Target Fund, or the trustees or officers of the Target Trust or the Acquiring Trust.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Target Trust and the Acquiring Trust; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Trust or the Target Trust, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 Consistent with the Acquiring Trust Declaration and Target Trust Declaration, the obligations of the Acquiring Trust and the Target Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Target Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Target Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Acquiring Trust Declaration and the Target Trust Declaration, respectively.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

LEGG MASON PARTNERS INCOME TRUST,

on behalf of its series LEGG MASON PARTNERS

HIGH INCOME FUND

By:
Name:
Title:

HERITAGE INCOME TRUST,

on behalf of its series HIGH YIELD BOND FUND

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

Solely for purposes of paragraph 10.2 of the Agreement:

HERITAGE ASSET MANAGEMENT, INC.

By:
Name:
Title:

SCHEDULE 4.1

SCHEDULE 4.2

Appendix B

Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information

This Appendix B describes the Class A and Class C shares of the Acquiring Fund and how shareholders may buy and sell Fund shares. It also describes how the Acquiring Fund values its securities and the Fund’s policy on frequent trading of Fund shares. The Acquiring Fund also offers Class B and Class I (formerly Class Y) shares, although no information is provided herein relating to such classes.

Choosing a class of shares to buy

Individual investors can generally choose among Class A and Class C shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the Fee table and Example at the front of this Proxy Statement/Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares from:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from he Acquiring Fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum

Initial/Additional Investments(1)

	Class A	Class C
General	$1,000/$50	$1,000/$50
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50
IRAs	$250/$50	$250/$50
SIMPLE IRAs	None/None	None/None
Systematic Investment Plans	$50/$50	$50/$50
Clients of Eligible Financial Intermediaries	None/None	n/a
Retirement Plans with omnibus accounts held on the books of the Acquiring Fund	None/None	None/None
Other Retirement Plans	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50

(1)

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Retirement and institutional investors” below for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the Acquiring Fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to www.leggmason.com/individualinvestors and click on the name of the Acquiring Fund.

Comparing the Acquiring Fund’s classes

The following table compares key features of the Acquiring Fund’s Class A and Class C shares. You should review the Fee table and Example of the Acquiring Fund at the front of this Proxy Statement/Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class C
Key features	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally, lower annual expenses than Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally, higher annual expenses than Class A

Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None

Contingent deferred sales charge	1.00% on purchases of $1 million or more for redemptions within 1 year of purchase; waived for certain investors	1.00% for redemptions within 1 year of purchase; waived for certain other investors

Annual distribution and/or service fees	0.25% of average daily net assets	0.70% of average daily net assets

Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners funds available for exchange.

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Acquiring Fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more(1)	-0-	-0-	up to 1.00

(1)

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

•	Accumulation privilege—allows you to combine the current value of Class A shares of the Acquiring Fund with other shares of Legg Mason Partners funds that are owned by

•	you, or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by LMPFA or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of intent—allows you to purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners fund shares that are purchased during the 13-month period by

•	you, or

•	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by LMPFA or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents having dealer, service or other selling agreements with the Acquiring Fund’s distributor

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the statement of additional information for the Acquiring Fund or access the Legg Mason Partners funds’ website, www.leggmason.com/individualinvestors, and click on the name of the Acquiring Fund.

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell, and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less and, therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another Legg Mason Partners fund

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Acquiring Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The Acquiring Fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the statement of additional information for the Acquiring Fund or look at the Legg Mason Partners funds’ website, www.leggmason.com/individualinvestors, and click on the name of the Acquiring Fund.

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Acquiring Fund can generally choose among Class C and Class A shares.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the Acquiring Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plan investors can generally choose among Class A and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the Acquiring Fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Acquiring Fund through financial intermediaries that offer their clients Fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class A and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the Acquiring Fund.

Class C—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Acquiring Fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the Acquiring Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class A—Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Acquiring Fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the Acquiring Fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the Acquiring Fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Acquiring Fund’s share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Acquiring Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the Acquiring Fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Acquiring Fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the Fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the Fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

•      Class of shares being bought

•      Dollar amount or number of shares being bought

•      Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the Acquiring Fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the Acquiring Fund.

•      Write to the Acquiring Fund at the following address:

Legg Mason Partners Funds

c/o PNC Global Investment Servicing

P.O. Box 9699

Providence, Rhode Island 02940-9699

•      Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

•      Specify the name of the Fund, the share class you wish to purchase and your account number (if existing account)

•      For more information, please call Legg Mason Partners Share- holder Services at 800-451-2010

Through a systematic investment plan

You may authorize a Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

•      Amounts transferred must be at least $50

•      Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•      If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the statement of additional information for the Acquiring Fund.

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offer a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

•      If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners funds made available for exchange by your Service Agent. Not all Legg Mason Partners funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

•      If you bought shares directly from the Fund, you may exchange shares only for shares of the same class of another Legg Mason Partners fund, other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes

•      Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

•      Exchanges of Class A and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made

•      If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

•      The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the Acquiring Fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the Acquiring Fund for shares of the same class of other Legg Mason Partners funds.

•      Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•      A predetermined dollar amount of at least $50 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholders Services or consult the statement of additional information for the Acquiring Fund.

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the Acquiring Fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the Acquiring Fund, send written requests to the Fund at the following address:

Legg Mason Partners Funds

c/o PNC Global Investment Servicing

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•      The name of the Fund, the class of shares to be redeemed and your account number

•      The dollar amount or number of shares to be redeemed

•      Signatures of each owner exactly as the account is registered

•      Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the Acquiring Fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the Acquiring Fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balances on the date the withdrawals commence, up to a maximum of 12% in one year.

The following conditions apply:

•      Your shares must not be represented by certificates

•      All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the statement of additional information for the Acquiring Fund.

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the Fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Acquiring Fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Acquiring Fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Acquiring Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/mandatory redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Acquiring Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Acquiring Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Acquiring Fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the Acquiring Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the statement of additional information for the Acquiring Fund.

Frequent purchases and redemptions of Acquiring Fund shares

Frequent purchases and redemptions of Acquiring Fund shares may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners funds complex and their long-term shareholders, the Legg Mason Trust Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by LMPFA to be engaged in these abusive trading activities in the Fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares.

Under the Acquiring Fund’s policies and procedures, the Fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by LMPFA administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners funds complex if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the Fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of such purchase. Purchases and sales of the Fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Acquiring Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The Fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

The Acquiring Fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by LMPFA and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Acquiring Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Legg Mason Trust Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. Furthermore, the Fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The Fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Legg Mason Trust Board may adopt in the future.

Share certificates

The Acquiring Fund does not issue share certificates. If you currently hold share certificates of the Fund, such certificates will continue to be honored. If you would like to return your share certificates to the Fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the Acquiring Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent nonetheless, under certain circumstances, be entitled to vote your shares.

Dividends, distributions and taxes

Dividends and distributions

The Acquiring Fund generally pays dividends, if any, monthly and typically makes capital gain distributions, if any, once a year. The Acquiring Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income and capital gain. Capital gain distributions and dividends are reinvested in additional Fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Acquiring Fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distribution of qualified dividend income	Qualified dividend income

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. If the Acquiring Fund receives any qualified dividend income, then distributions of such income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations may also qualify.

You may want to avoid buying shares when the Acquiring Fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the Acquiring Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2008. The Fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

If you do not provide the Acquiring Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The Fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The Fund calculates its net asset value every day the NYSE is open. The NYSE is closed on certain holidays listed in the statement of additional information for the Acquiring Fund. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Legg Mason Trust Board has approved procedures to be used to value the Acquiring Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Legg Mason Trust Board. The Legg Mason Trust Board has delegated certain valuation functions for the Fund to LMPFA.

The Acquiring Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as LMPFA believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the Fund’s net asset value on the same date is considered a significant event, as described below, in response to which the Fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Legg Mason Trust Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by LMPFA to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when LMPFA believes that they are unreliable, LMPFA may price securities using fair value procedures approved by the Legg Mason Trust Board. Because the Fund invests in securities of issuers located in emerging markets and securities rated below investment grade—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if LMPFA determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Acquiring Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Services and distribution plan arrangements

The Acquiring Fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to its Class A and C shares. Under the Distribution Plan, the Acquiring Fund may pay monthly fees at an annual rate not to exceed: 0.25% of the average daily net assets of the Acquiring Fund attributable to Class A shares; and 0.70% of the average daily net assets of the Acquiring Fund attributable to Class C shares.

Fees under the Distribution Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the Acquiring Fund, and to other parties in respect of the sale of shares of the Acquiring Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Acquiring Fund also may make payments to the Acquiring Fund’s distributor and Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services, provided, however, that the fees paid to a recipient with respect to a particular class of shares that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Additional information about the Distribution Plan may be found in the Acquiring Fund’s statement of additional information.

Appendix C

Comparison of Investment Objectives, Principal Investment Strategies and Management

Heritage High Yield Bond Fund (Target Fund) and Legg Mason Partners High Income Fund (Acquiring Fund)

	Heritage High Yield Bond Fund (Target Fund)	Legg Mason Partners High Income Fund (Acquiring Fund)
Investment Objective	The Fund seeks high current income.	The Fund seeks high current income.

Principal Investment Policies

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in lower-rated corporate bonds and other fixed-income securities that focus on delivering high income or if not rated, securities deemed to be of comparable quality by the Fund’s portfolio manager. This policy will not be changed without 60 calendar days advance notice to shareholders. These lower-rated securities are commonly known as “junk bonds” or “high-yield securities.” High-yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the Fund invests are rated B or lower by Moody’s or B or lower by S&P. Certain of the securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P. Although credit ratings are considered, the Fund’s portfolio managers select high-yield securities based primarily on their own investment analysis, which involves relating value analysis, qualitative analysis and quantitative analysis.

The Fund may invest up to 20% of its assets in foreign debt securities (including emerging market securities).

Normally, the portfolio managers seek to maintain a weighted average portfolio maturity of between 5 to 10 years. However, the portfolio managers may vary substantially the Fund’s average maturity depending on economic and market conditions.

As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, long- and short-term debt instruments or may take positions that are not consistent with its principal investment strategies. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are commonly known as “junk bonds” because they are rated in the lower rating categories of nationally and internationally recognized statistical rating organizations, or, if unrated, determined by the subadviser to be of similar credit quality. The Fund may invest without limitation in securities rated lower than B by Moody’s and/or by S&P or if unrated, determined by the subadviser to be of comparable quality.

The Fund may invest in fixed-income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in emerging market countries. An emerging market country refers to a country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank, in its annual categorization, as middle or low-income.

The Fund’s investments may be of any maturity. The Fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

The Fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures, for any of the following purposes: (i) to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates or exchange rates or securities markets; (ii) as a substitute for buying or selling securities; (iii) to enhance returns; or (iv) as a cash flow management technique.

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	Heritage High Yield Bond Fund (Target Fund)	Legg Mason Partners High Income Fund (Acquiring Fund)
The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Principal Investment Strategies

The Fund will normally hold a core of securities of fewer issuers than other, more diversified funds.

The Fund’s portfolio managers’ analysis may include consideration of the company’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio managers may consider factors such as anticipated cash flow, company credit rating, interest or dividend coverage, asset coverage and earnings prospects.

The Fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

The portfolio managers attempt to minimize the risk of any individual security by diversifying the Fund’s investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed-income securities, the portfolio managers consider and compare the relative yields of various types of obligations and employ a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The portfolio managers look for:

•      Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market

•      “Fallen angels” or companies that are repositioning in the marketplace which the portfolio managers believe are temporarily undervalued

•      Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

The portfolio managers also employ an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings or other internal or external factors.

Investment Manager/Sub-Adviser	Heritage Asset Management, Inc. / Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC / Western Asset Management Company and Western Asset Management Company Limited

Portfolio Managers	The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh and Michael C. Buchanan.	The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Keith J. Gardner and Detlev S. Schlichter.

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Appendix D

Financial Highlights of the Acquiring Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the Acquiring Fund that is being offered to Target Fund shareholders for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an Acquiring Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Acquiring Fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is included in the annual report (available upon request). The information shown below for the period prior to April 16, 2007 is that of the Acquiring Fund’s predecessor. As of April 29, 2004, Class L shares of the Acquiring Fund were renamed Class C shares.

For a Class A share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares(1)	2008(2)		2007		2006	2005		2004	2003
Net Asset Value, Beginning of Year	$6.56		$6.64		$6.94	$6.79		$6.62	$5.97

Income (Loss) From Operations:
Net investment income	0.28		0.52		0.53	0.52		0.55	0.62
Net realized and unrealized gain (loss)	(0.32)		(0.07)		(0.30)	0.16		0.23	0.69

Total Income From Operations	(0.04)		0.45		0.23	0.68		0.78	1.31

Less Distributions From:
Net investment income	(0.28)		(0.53)		(0.53)	(0.53)		(0.59)	(0.61)
Return of capital	—		—		—	—		(0.02)	(0.05)

Total Distributions	(0.28)		(0.53)		(0.53)	(0.53)		(0.61)	(0.66)

Net Asset Value, End of Year	$6.24		$6.56		$6.64	$6.94		$6.79	$6.62

Total Return(3)	(0.64)%		6.75%		3.38%	10.26	%(4)	12.16%	23.23%

Net Assets, End of Year (millions)	$261		$310		$347	$397		$438	$421

Ratios to Average Net Assets:
Gross expenses	0.92	%(5)	0.94	%(6)	0.94%	0.98%		1.03%	1.07%
Net expenses	0.92	(5)†	0.94	(6)(7)	0.92 (7)	0.96	(7)	1.03	1.07
Net investment income	8.44	(5)	7.54		7.77	7.47		7.97	9.76

Portfolio Turnover Rate	23%		63%		55%	18%		44%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended January 31, 2008 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	The prior investment manager fully reimbursed the Acquiring Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Acquiring Fund during the year. Without these fees, the gross and net expense ratios both would have been 0.92%.

(7)	Reflects fee waivers and/or expense reimbursements.

†	There was no impact to the expense ratio as a result of fees paid indirectly.

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For a Class C share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2008(2)		2007		2006	2005		2004	2003
Net Asset Value, Beginning of Year	$6.59		$6.67		$6.98	$6.82		$6.65	$6.00

Income (Loss) From Operations:
Net investment income	0.26		0.49		0.50	0.49		0.52	0.59
Net realized and unrealized gain (loss)	(0.32)		(0.06)		(0.31)	0.17		0.24	0.69

Total Income From Operations	(0.06)		0.43		0.19	0.66		0.76	1.28

Less Distributions From:
Net investment income	(0.27)		(0.51)		(0.50)	(0.50)		(0.57)	(0.58)
Return of capital	—		—		—	—		(0.02)	(0.05)

Total Distributions	(0.27)		(0.51)		(0.50)	(0.50)		(0.59)	(0.63)

Net Asset Value, End of Year	$6.26		$6.59		$6.67	$6.98		$6.82	$6.65

Total Return(3)	(1.01)%		6.31%		2.78%	9.90	%(4)	11.64%	22.55%

Net Assets, End of Year (millions)	$217		$255		$142	$191		$230	$217

Ratios to Average Net Assets:
Gross expenses	1.39	%(5)	1.39	%(6)	1.39%	1.42%		1.48%	1.50%
Net expenses	1.38	(5)(7)(8)†	1.36	(6)(7)(8)	1.37 (7)	1.40	(7)	1.48	1.50
Net investment income	7.98	(5)	7.10		7.30	7.02		7.53	9.31

Portfolio Turnover Rate	23%		63%		55%	18%		44%	53%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended January 31, 2008 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	The prior investment manager fully reimbursed the Acquiring Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Acquiring Fund during the year. Without these fees, the gross and net expense ratios both would have been 0.92%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)

As a result of a contractual expense limitation effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.38%.

†	There was no impact to the expense ratio as a result of fees paid indirectly.

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Appendix E

Management’s Discussion of Fund Performance for the Acquiring Fund

The discussion of performance of the Acquiring Fund in this Appendix E is taken from its more recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the 12-month period ended July 31, 2007, the bond market faced a number of challenges, including signs of economic growth leading to inflationary pressures and uncertainty regarding the future actions of the Federal Reserve Board (“Fed”) i. As the period progressed, oil prices moderated, a cooling housing market triggered an economic slowdown and the Fed continued to keep short-term interest rates steady at 5.25%. Over the 12-month period, there were several instances of increased volatility in the bond market. These were often triggered by changing perceptions regarding the economy, inflation and the monetary policy of the Fed. In addition, there were periodic “flights to quality” to higher rated bonds during periods of stock market unrest and due to general economic concerns surrounding subprime mortgages.

In terms of the high yield bond market, overall it generated solid results during the fiscal year. A strong global economy, continued investor demand and low default rates aided the market for much of the period. That said, the fiscal year ended on a negative note as fallout from the subprime mortgage market caused lower quality bond prices to fall and erase a portion of the high yield market’s previous gains.

Performance Review

For the 12 months ended July 31, 2007, Class A shares of Legg Mason Partners High Income Fund, excluding sales charges, returned 6.75%. These shares outperformed the Lipper High Current Yield Funds Category Average1 which increased 6.21% over the same time frame. The Fund’s unmanaged benchmark, the Citigroup High Yield Market (7-10 Year) Indexii, returned 7.08% for the same period.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
High Income Fund—Class A Shares	-2.34%	6.75%
Citigroup High Yield Market (7-10 Year) Index	-2.32%	7.08%
Lipper High Current Yield Funds Category Average	-1.36%	6.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned -2.40%, Class C shares returned -2.52% and Class I shares returned -2.18% over the six months ended July 31, 2007. Excluding sales charges, Class B shares returned 6.25%, Class C shares returned 6.31% and Class I shares returned 6.90% over the 12 months ended July 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for Class A, B, C and I shares were 7.85%, 7.82%, 7.82% and 8.48%, respectively, for the period ending July 31, 2007. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 7.85%, 7.82%, 7.79% and 8.48%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 462 funds for the six-month period and among the 447 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

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Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.92%, 1.43%, 1.39% and 0.63%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.38% for Class C shares until December 1, 2008.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. Our overweight exposure to lower-rated CCC securities aided relative performance during the period as they outperformed their higher-rated counterparts. Our positioning within industries also enhanced relative performance. In particular, our overweights to the strong performing media and transportation infrastructure sectors contributed to our relative results, as did our underweights to the lagging technology and consumer cyclical sectors. Additionally, individual issue selection aided relative performance during the fiscal year. Over the period, seven of the Fund’s 10 largest overweight positions outperformed the Citigroup High Yield Market (7-10 Year) Index and seven of the Fund’s largest underweight positions lagged the Citigroup High Yield Market (7-10 Year) Index.

Q.	What were the leading detractors from performance?

A. Several individual holdings detracted from the Fund’s performance during the fiscal year. In particular, overweight positions in longer-term GMAC bonds, as well as securities by Bassell and Saint acquisition were negative contributors to results.

Q.	Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of July 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Motors Acceptance Corp. (1.5%), Freeport-McMoRan Cooper & Gold Inc. (1.4%), General Motors Corp. (1.4%), Williams Cos. Inc. (1.3%), Ocwen Capital Trust I (1.2%), Russian Federation (1.1%), Hertz Corp. (1.0%), NRG Energy Inc. (1.0%), CCH I Holdings LLC/CCH Holdings Capital Corp. (1.0%), Intelsat Bermuda LTD. (0.9%).

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2007 were: Oil, Gas & Consumable Fuels (11.2%), Media (8.5%), Diversified Telecommunication Services (7.1%), Health Care Providers & Services (5.8%), Hotels, Restaurants & Leisure (4.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind High-yield bonds are rated below investment-grade and carry more risk than higher rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Citigroup High Yield Market (7-10 Year) Index is an unmanaged broad-based index of high yield bonds with a remaining maturity of at least seven years, but less than ten years.

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Appendix F

Historical Performance of Each Fund

Heritage High Yield Bond Fund (the “Target Fund”)

Performance

The bar chart that follows shows the annual investment returns for Class A shares for each of the past 10 calendar years. The table that follows compares the Target Fund’s returns for various periods with market benchmark returns. This information is intended to give you some indication of the risk of investing in the Fund by demonstrating how its returns have varied over time. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit the Fund’s website at www.heritagefunds.com.

During 10 year period (Class A shares):	Return	Quarter ended
Best Quarter	7.32%	June 30, 2003
Worst Quarter	(5.57)%	September 30, 1998
Year to date: (2.09)% through 06/30/2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns (for the period ended December 31, 2007):

Fund return (after deduction of sales charges and expenses)
	1-Year	5-Years	10-Years
Class A (Inception 03/01/90)
Before Taxes	(4.91)%	7.78%	4.41%
After Taxes on Distributions	(7.58)%	4.96%	0.95%
After Taxes on Distributions and Sale of Fund Shares	(5.62)%	5.03%	1.49%

Class C (Inception 04/03/95)
Before Taxes	(1.78)%	8.02%	3.97%

Index (reflects no deduction of taxes, fees, expenses)

Citigroup High YieldSM Market Index(a)	1.84%	10.96%	5.67%

(a)

The Citigroup High YieldSM Market Index is a broad-based unmanaged index of below investment-grade corporate bonds issued in the United States. This Index excludes defaulted debt securities. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

F-1

Legg Mason Partners High Income Fund (the “Acquiring Fund”)

Performance

The following shows summary performance information for the Acquiring Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Acquiring Fund by showing changes in its performance from year to year for the last ten calendar years and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the Acquiring Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the class, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below for the periods prior to April 16, 2007 is that of the Acquiring Fund’s predecessor. The Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for the periods show in the bar chart):

Highest: 9.81% in 2nd quarter 2003; Lowest: (6.96)% in 3rd quarter 2001.

Year to date: (1.33)% through 06/30/2008.

Average Annual Total Returns (for the period ended December 31, 2007)
	1-Year	5-Years	10-Years	Inception Date
Class A				11/06/1992
Return before taxes	(4.00)%	9.03%	2.88%
Return after taxes on distributions	(6.66)%	5.92%	(0.65)%
Return after taxes on distributions and sale of Fund shares	(2.57)%	5.91%	0.21%
Class C (Return before taxes only)	(1.04)%	9.48%	2.87%	08/24/1994
Citigroup High Yield Market (7-10 Year) Index	2.10%	10.57%	4.52%	N/A
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index	2.26%	10.74%	5.59%	N/A

F-2

Appendix G

Similarities and Differences in the Forms of Organization of the Target Fund and the Acquiring Fund

In General

The Target Fund is organized as a series of a Massachusetts business trust (the “Massachusetts Trust”). A Massachusetts business trust is created under Massachusetts General Law, Section XXII, Chapter 182 (“MGL”) and governed thereby.

The Acquiring Fund is organized as a series of a Maryland business trust (the “Maryland Trust”). A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers and duties and rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the Maryland Trust’s declaration of trust.

The Declaration of Trust (the “Declaration”) for the Maryland Trust provides flexibility to the trustees in the conduct of the Trust’s business and in the governance of the Trust and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit the Maryland Trust to operate efficiently and in a cost effective manner.

The Massachusetts Business Trust

The Massachusetts Trust is governed by its declaration of trust (the “Massachusetts Trust Declaration”). Some of the key provisions of the Massachusetts Trust Declaration are summarized below. The following summary of the Massachusetts Trust Declaration is qualified in its entirety for the Massachusetts Trust by reference to the Massachusetts Trust Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Trust are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the election and removal of trustees, (ii) with respect to certain amendments to the Massachusetts Trust Declaration, and (iii) with respect to such additional matters relating to the Trust as may be required or authorized by law, by the Massachusetts Trust Declaration or the Bylaws of the Trust, if any, or any registration of the Trust with the SEC or any state, as the trustees of the Trust may consider desirable.

The 1940 Act does not require funds to hold an annual meeting of shareholders and the Massachusetts Trust is not required to hold such meetings. The Massachusetts Trust will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Trust Declaration. The Massachusetts Trust Declaration provides that a shareholder’s voting power is determined by the number of shares he or she owns. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. For the Massachusetts Trust, shareholders of all shares of all series shall vote together, except that, where required by the 1940 Act to vote separately by series or when the trustees of the Trust have determined that a matter affects only the interests of one or more series, only the shareholders of such series shall be entitled to vote.

Election and Removal of Trustees

The Massachusetts Trust Declaration provides that the trustees determine the size of the board of trustees. It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The Massachusetts Trust Declaration provides that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of the Massachusetts Trust are authorized to amend the Massachusetts Trust Declaration without the vote of shareholders only in limited circumstances.

Issuance and Redemption of Shares

The trustees of the Massachusetts Trust are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Massachusetts Trust Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Trust Declaration. The Massachusetts Trust Declaration provides that the trustees may declare a suspension of the shareholders’ right of redemption or postpone the date of payment for redeemed shares to the extent permitted under the 1940 Act.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Trust Declaration gives broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of shares, and to change those rights and preferences from time to time. The trustees are also authorized to divide or combine the shares of any series or class into a greater or lesser number without changing the proportionate beneficial interests in the series. The Massachusetts Trust Declaration provides that shares of a series represent a beneficial interest in that series and each share shall represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.

Shareholder, Trustee and Officer Liability

The Massachusetts Trust Declaration requires the applicable series to indemnify a shareholder or former shareholder against all loss or expense arising from any personal liability for any act or obligation of the Trust. In addition, the Massachusetts Trust will assume the defense of any claim against a shareholder for personal liability for any act or obligation of the Trust at the request of the shareholder. Similarly, the Massachusetts Trust Declaration provides that any person who is or has been a trustee or officer of the Trust shall be indemnified by the appropriate series to the fullest extent permitted by law against liability and against all expenses in connection with any claim, action, suit or proceeding in which such person becomes involved by virtue of being or having been a trustee or officer. However, where a court or body before which the proceeding was brought finds that such person is liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of the individual’s office or not having acted in good faith in the reasonable belief that such action was in the best interest of the Trust or in certain cases involving a settlement, such former or current trustee or officer shall not be indemnified by the applicable series. The Massachusetts Trust Declaration provides that the Massachusetts Trust may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances.

Derivative Actions

The Massachusetts Trust Declaration provides that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, provided, however, that a shareholder of a particular series shall not be entitled to bring any derivative or class action on behalf of any other series of the Trust.

The Maryland Trust

The Maryland Trust is governed by the Maryland Business Trust Act, its Declaration and Bylaws. Some of the key provisions of the Maryland Business Trust Act, the Declaration and Bylaws are summarized below. The following summary of the Maryland Business Trust Act, the Declaration and Bylaws of the Maryland Trust is qualified in its entirety by reference to the Maryland Business Trust Act and the Trust’s Declaration and Bylaws.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of the Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act and the Maryland Business Trust Act do not require funds to hold an annual meeting of shareholders, and the Declaration does not require such meetings. The Maryland Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declaration provides that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the trustees establish the number of trustees. The Declaration also provides that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of the Maryland Trust are authorized to amend the Declaration in any respect without the vote of shareholders except in certain circumstances. The Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of the Maryland Trust are permitted to cause the Maryland Trust issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declaration provides that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declaration also provides that the Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving the Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Maryland Trust with identification required by that Act, or if the Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declaration, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Acquiring Fund has been established as a series of a Maryland trust. The Declaration gives broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declaration also gives authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Trust, or to combine one of more classes of a series with another class in that series. For example, if the Acquiring Fund has one or more classes with few shares outstanding, the Acquiring Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of the Acquiring Fund represents an interest in the Acquiring Fund only, and not in the assets of any other fund generally.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is sought.

The Declaration also clarifies that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declaration also requires that actions by shareholders against the Maryland Trust be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Appendix H

5% Shareholders of the Target Fund

As of July 10, 2008, no person owned beneficially or of record 5% or more of any class of Heritage High Yield Bond Fund.

5% Shareholders of the Acquiring Fund

As of July 10, 2008, no person owned beneficially or of record 5% or more of any class of Legg Mason Partners High Income Fund.

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Appendix I

Comparison of Board Composition

Heritage Trust Board	Legg Mason Trust Board
Independent Trustees: C. Andrew Graham Keith Jarrett Lincoln Kinnicutt William J. Meurer James L. Pappas Deborah L. Talbot Interested Trustee: Richard K. Riess

Independent Trustees:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Interested Trustee:

R. Jay Gerken

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Appendix J

Portfolio Manager Compensation

Western Asset Management Company and Western Asset Management Company Limited

Each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual returns are compared or, if none, the benchmark set forth in the fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the Acquiring Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

A list of Fund holdings for each portfolio manager of the Acquiring Fund may be found in the statement of additional information for the Acquiring Fund. See Appendix K to this Proxy Statement/Prospectus for the date of the Acquiring Fund’s current statement of additional information.

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Appendix K

Dates of Prospectuses, Statements of Additional Information and Shareholder Reports

Fund	Prospectus and Statement of Additional Information	Annual Report/ Filing Date	Semi-Annual Report/ Filing Date
Target Fund:
Heritage High Yield Bond Fund	March 1, 2008	October 31, 2007 (Filed on January 9, 2008) (Board Approval Language/yes)	April 30, 2008 (Filed on July 7, 2008) (Board Approval Language/no)

Acquiring Fund:
Legg Mason Partners High Income Fund	December 1, 2007	July 31, 2007 (Filed on October 4, 2007) (Board Approval Language/no)	January 31, 2008 (Filed on April 2, 2008) (Board Approval Language/yes)

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Appendix L

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

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Filed under Rule 497(c)
File Nos. 333-152252;
811-04254

LEGG MASON PARTNERS INCOME TRUST

Legg Mason Partners High Income Fund

STATEMENT OF ADDITIONAL INFORMATION

August 19, 2008

Acquisition of the Assets and Stated Liabilities of:	By and in Exchange for Shares of:
Heritage High Yield Bond Fund	Legg Mason Partners High Income Fund

880 Carillon Parkway St. Petersburg, Florida 33716 1-800-421-4184	55 Water Street, 32nd Floor New York, New York 10041 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement/Prospectus dated August 19, 2008, relating specifically to the proposed transfer of all of the assets of Heritage High Yield Bond Fund (the “Target Fund”) to, and the assumption of the stated liabilities of the Target Fund by, Legg Mason Partners High Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the Target Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1. General Information	S-2
2. Financial Statements and Other Incorporated Documents	S-2

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GENERAL INFORMATION

A Special Meeting of Shareholders of the Target Fund to consider the Reorganization will be held on October 3, 2008 at 10:00 a.m., Eastern time, at the offices of Heritage Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

This Statement of Additional Information related to the Proxy Statement/Prospectus dated August 19, 2008 consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

•	The Statement of Additional Information of the Target Fund, dated March 1, 2008 (Filed on February 28, 2008; Accession No. 0000898432-08-000194);

•	The Statement of Additional Information of the Acquiring Fund, dated December 1, 2007 (Filed on November 28, 2007; Accession No. 0001193125-07-254405);

•	The financial statements of the Target Fund as included in the Fund’s Annual Report filed for the year ended October 31, 2007 (Filed on January 9, 2008; Accession No. 0001193125-08-003953);

•	The Target Fund’s Semi-Annual Report filed after the above referenced Annual Report for the period ended April 30, 2008 (Filed on July 7, 2008; Accession No. 0001193125-08-147025);

•	The financial statements of the Acquiring Fund as included in the Fund’s Annual Report filed for the year ended July 31, 2007 (Filed on October 4, 2007; Accession No. 0001193125-07-213350); and

•	The Acquiring Fund’s Semi-Annual Report filed after the above referenced Annual Report for the period ended January 31, 2008 (Filed on April 2, 2008; Accession No. 0001193125-08-073126).

Pro Forma Financial Statements

The pro forma financial statements showing the effect of the proposed Reorganization on the Funds required by Rule 11-01 of Regulation S-X have not been prepared and included in this Statement of Additional Information because the net asset value of the Target Fund does not exceed 10% of the net asset value of the Acquiring Fund as of the date hereof.

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